Exhibit 99.2

Lincoln Statistical Report

second Q U A R T E R

2 0 0 8

The financial data in this document is dated July 29, 2008 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Second Quarter
2008

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 3

Consolidated Operating Expense Detail	4
Operating Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations - Current Year - Quarter	8
Consolidating Statements of Income from Operations - Prior Year - Quarter	8(B)
Consolidating Statements of Income from Operations - Current Year - Year to Date	9
Consolidating Statements of Income from Operations - Prior Year- Year to Date	9(B)
Consolidated Balance Sheets	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Life Insurance
Income Statements and Operational Data	12
Operational Data and Account Value Roll Forward	13
Annuities
Income Statements and Operational Data	14
Roll Forwards of DAC, VOBA, DFEL and DSI	15
Account Value Roll Forward	16
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type	17

Employer Markets
Defined Contribution
Income Statements and Operational Data	18
Account Value Roll Forward	19
Account Value Roll Forward - By Product and Supplemental Data	20
Executive Benefits
Income Statements and Operational Data	21
Account Value Roll Forward and Supplemental Data	22
Group Protection
Income Statements and Operational Data	23

Investment Management
Income Statements	24
Assets Under Management Roll Forward	25
Assets Under Management Roll Forward (Continued)	25(B)

Lincoln UK
Income Statements	26
Operational Data	27

Other Operations	28

Discontinued Operations	28

Domestic Deposits / Account Balances / Net Flows	29

Consolidated Investment Data
Assets Managed	30
Other Investment Data	31

LFG Analyst Coverage
Second Quarter, 2008

FIRM	ANALYST	PHONE NUMBER

Banc of America Securities	Tamara Kravec	646-855-5212
Sanford C. Bernstein	Suneet Kamath	212-756-4587
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling & Partners	Paul Goulekas	860-676-8600
Fox-Pitt Kelton Cochran Caronia Waller	Mark Finkelstein	312-425-4079
Goldman Sachs & Company	Tom Cholnoky	212-902-3408
JP Morgan	Jimmy Bhullar	212-622-6397
Keefe, Bruyette & Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Lehman Brothers	Eric Berg	212-526-2805
Merrill Lynch	Ed Spehar	212-449-4245
Morgan Stanley	Nigel Dally	212-761-6235
Raymond James & Associates	Steven Schwartz	312-612-7686
UBS	Andrew Kligerman	212-713-2492
Wachovia Securities	John Hall	212-214-8032

Investor inquiries may be directed to:

Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Note: This list is provided for informational purposes only.  LFG does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

** Statistical data will be available immediately after the release of earnings for each quarter through LNC’s Investor Relations website: http://www.LincolnFinancial.com/investor.

6/30/2008	ii
NOTES

Definitions and Presentation
"Income from Operations," "Operating Revenues" and "Return on Capital" are non-GAAP financial measures and do not replace GAAP revenues and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at Income from Operations:
* Realized gains and losses associated with the following (see page 6 for additional detail) ("Excluded realized gain (loss)");
* Sale or disposal of securities;
* Impairments of securities;
* Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
* Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities ("GLB")
net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative
("GLB Net Derivatives Results");
* Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit ("GDB") riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments ("GDB Net Derivative Results"); and
* Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under
SFAS 133/157 ("Indexed annuity forward-starting option").
* Income (loss) from the initial adoption of changes in accounting principles;
* Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
* Losses on early retirement of debt, including subordinated debt;
* Income (loss) from discontinued operations; and
* Losses from the impairment of intangible assets.

* Operating Revenues represent GAAP revenues excluding the following, as applicable:
* Excluded realized gain (loss);
* Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
* Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

* Return on Capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on Capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income from Operations, Operating Revenues and Return on Capital are internal measures used by LNC in the management of our operations.
Management believes that these performance measures explain the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are either not related to decisions regarding the underlying businesses and/or are unpredictable. Accordingly, Income from Operations and Operating Revenues exclude the effects of any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. We report the impact of these items, net of associated impact of amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds, within realized gain (loss).

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force, spreads and assets under management.

* Sales as reported consist of the following:
* Universal Life ("UL"), including MoneyGuard®, and corporate owned life insurance ("COLI") - first year commissionable premiums plus 5% of excess premiums received, including UL internal replacements;
* Whole Life and Term - first-year paid premiums;
* Annuities - deposits from new and existing customers;
* Group Protection - annualized first year premiums from new policies; and
* Investment Management retail sales and institutional inflows - contributions, transfer in kind purchases and reinvested dividends for new and existing accounts.

Our roll forwards of Deferred Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA"), Deferred Sales Inducements ("DSI") and
Deferred Front-End Loads ("DFEL") disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These updates to assumptions result in unlocking that represents an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

* Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II - Item 7 -
Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and
Estimates” of our 2007 Form 10-K.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding
AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues.

After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

In 2007, we executed plans to divest our television broadcasting, sports programming and Charlotte radio stations. During the fourth quarter of
2007, we entered into a definitive agreement to sell our television broadcasting, Charlotte radio and sports programming businesses. The divestiture of the sports programming business closed on November 30, 2007, the Charlotte radio station business closed on January 31, 2008 and the television broadcasting closed on March 31, 2008. Accordingly, in the periods prior to the closings, the assets and liabilities of these businesses not sold have been reclassified as held-for-sale for all periods presented, and are reported within other assets and other liabilities on our Consolidated Balance Sheets. The results of operations of these businesses have been reclassified into income (loss) from discontinued
operations for all periods presented on the Financial Highlights, Operating Results Summary and Consolidated Statements of Income pages.

Inter-segment transfer refers to a transfer from Individual Markets - Annuities to Employer Markets - Defined Contribution.

Reclassifications
Subsequent to the first quarter of 2008, we decided to change our non-GAAP measures, Operating Revenues and Income from Operations, to exclude the effects of any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. We believe that our new definitions of Operating Revenues and Income from Operations provide investors with a more valuable measure of our performance because it better reveals trends in our business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB net derivative results. See page 6 for more information about these items.

We have restated all periods presented to conform to our new definition of Income from Operations, Operating Revenues and Return on Capital. In
addition, we have reclassified our derivatives and embedded derivatives related to our GLB, GDB and indexed annuities to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits. The associated amortization expense of
DAC and VOBA (previously reported within underwriting, acquisition, insurance and other expenses), DSI (previously reported within interest credited), DFEL (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss). These reclassifications had no effect on net income or total stockholders' equity. Therefore, we have restated prior periods for these segments to conform to the current presentation.

During the first quarter of 2008, our Institutional Pension business was moved from the Executive Benefits segment to Other Operations. Therefore, we have restated prior periods for these segments to conform to the current presentation.

6/30/2008	PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Quarters Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Income from Operations - By Segment
Individual Life Insurance	$152.6	$176.4	$(23.8)	-13.5%	$298.1	$343.0	$(44.9)	-13.1%
Individual Annuities	116.2	123.4	(7.2)	-5.8%	234.0	240.0	(6.0)	-2.5%
Total Individual Markets	268.8	299.8	(31.0)	-10.3%	532.1	583.0	(50.9)	-8.7%
Defined Contribution	41.2	47.3	(6.1)	-12.9%	81.6	97.0	(15.4)	-15.9%
Executive Benefits	11.0	10.8	0.2	1.9%	22.9	22.7	0.2	0.9%
Group Protection	32.2	29.0	3.2	11.0%	58.5	52.1	6.4	12.3%
Total Employer Markets	84.4	87.1	(2.7)	-3.1%	163.0	171.8	(8.8)	-5.1%
Investment Management	15.0	11.3	3.7	32.7%	27.1	27.5	(0.4)	-1.5%
Lincoln UK	18.0	11.7	6.3	53.8%	28.6	22.5	6.1	27.1%
Other Operations	(44.4)	(36.2)	(8.2)	-22.7%	(86.6)	(64.1)	(22.5)	-35.1%
Total Income From Operations (1)	341.8	373.7	(31.9)	-8.5%	664.2	740.7	(76.5)	-10.3%
Excluded realized gain (loss), after-tax (2)	(78.2)	3.9	(82.1)	NM	(107.7)	25.5	(133.2)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.4	(7.9)	8.3	105.1%	0.8	(7.8)	8.6	110.3%
Impairment of intangibles, after-tax (3)	(139.0)	-	(139.0)	NM	(139.0)	-	(139.0)	NM
Income (loss) from discontinued operations, after-tax (4)	(0.3)	6.3	(6.6)	NM	(4.5)	14.0	(18.5)	NM
Net Income	$124.7	$376.0	$(251.3)	-66.8%	$413.8	$772.4	$(358.6)	-46.4%

Earnings Per Share (Diluted) (5)
Income from operations (1)	$1.32	$1.36	$(0.04)	-2.9%	$2.54	$2.67	$(0.13)	-4.9%
Excluded realized gain (loss), after-tax (2)	(0.30)	0.02	(0.32)	NM	(0.41)	0.10	(0.51)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	-	(0.03)	0.03	100.0%	-	(0.03)	0.03	100.0%
Impairment of intangibles, after-tax (3)	(0.54)	-	(0.54)	NM	(0.53)	-	(0.53)	NM
Income (loss) from discontinued operations, after-tax (4)	-	0.02	(0.02)	-100.0%	(0.02)	0.05	(0.07)	NM
Net Income	$0.48	$1.37	$(0.89)	-65.0%	$1.58	$2.79	$(1.21)	-43.4%

Operating Revenues - By Segment
Individual Life Insurance	$1,020.7	$957.4	$63.3	6.6%	$2,008.2	$1,928.9	$79.3	4.1%
Individual Annuities	618.7	623.7	(5.0)	-0.8%	1,241.3	1,214.0	27.3	2.2%
Total Individual Markets	1,639.4	1,581.1	58.3	3.7%	3,249.5	3,142.9	106.6	3.4%
Defined Contribution	239.4	252.0	(12.6)	-5.0%	477.1	498.8	(21.7)	-4.4%
Executive Benefits	65.4	66.1	(0.7)	-1.1%	131.0	135.4	(4.4)	-3.2%
Group Protection	424.9	391.0	33.9	8.7%	824.3	751.4	72.9	9.7%
Total Employer Markets	729.7	709.1	20.6	2.9%	1,432.4	1,385.6	46.8	3.4%
Investment Management	124.3	151.0	(26.7)	-17.7%	244.6	301.1	(56.5)	-18.8%
Lincoln UK	97.9	92.6	5.3	5.7%	183.5	183.3	0.2	0.1%
Other Operations	110.0	123.6	(13.6)	-11.0%	227.9	232.3	(4.4)	-1.9%
Total Operating Revenues	2,701.3	2,657.4	43.9	1.7%	5,337.9	5,245.2	92.7	1.8%
Excluded realized gain (loss), pre-tax (2)	(120.3)	5.7	(126.0)	NM	(165.6)	38.7	(204.3)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	7.8	(7.1)	-91.0%	1.4	8.2	(6.8)	-82.9%
Total Revenues	$2,581.7	$2,670.9	$(89.2)	-3.3%	$5,173.7	$5,292.1	$(118.4)	-2.2%

(1)  Income from operations includes restructuring charges, after-tax, of $0.8 million, or -0- cents per share, and $4.0 million, or 1 cent per share, for the quarters ended June 30, 2008 and 2007, respectively.

(2) See page 6 for detail.
(3) We recorded goodwill impairment of $83.0 million and impairment of our FCC license intangible assets of $86.6 million, pre-tax, and $56.0 million, after-tax, on our remaining radio clusters.  These impairments were attributable primarily to declines in advertising revenues for the entire radio market, which resulted in declines in current and forecasted broadcast cash flows.  Therefore, we updated our impairment review, outside of our annual process normally completed as of October 1 each year, as of April 1, 2008.

(4) Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 28 for details.
(5) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of minority interest.

6/30/2008					PAGE 2
Financial Highlights
Unaudited (billions of dollars)

Operational Data by Segment	For the Quarters Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Individual Markets - Life Insurance
Sales (in millions) (1)	152.9	180.0	(27.1)	-15.1%	298.3	383.5	(85.2)	-22.2%
Life insurance in force	522.777	512.195	10.582	2.1%	522.777	512.195	10.582	2.1%
Account values	28.077	27.465	0.612	2.2%	28.077	27.465	0.612	2.2%
Individual Markets - Annuities
Gross deposits	$3.436	$3.277	$0.159	4.9%	$6.462	$6.098	$0.364	6.0%
Net flows	1.589	1.137	0.452	39.8%	2.770	1.892	0.878	46.4%
Account values (gross)	73.653	73.038	0.615	0.8%	73.653	73.038	0.615	0.8%
Account values (net of reinsurance)	72.398	71.440	0.958	1.3%	72.398	71.440	0.958	1.3%
Employer Markets - Defined Contribution
Gross deposits (2)	$1.421	$1.273	$0.148	11.6%	$2.972	$2.760	$0.212	7.7%
Net flows	0.237	0.073	0.164	224.7%	0.517	0.294	0.223	75.9%
Account values - annuities	27.489	29.420	(1.931)	-6.6%	27.489	29.420	(1.931)	-6.6%
Alliance and Smart Future Mutual Funds	7.553	6.543	1.010	15.4%	7.553	6.543	1.010	15.4%
Account values including Alliance and Smart Future Mutual Funds	35.042	35.963	(0.921)	-2.6%	35.042	35.963	(0.921)	-2.6%
Employer Markets - Executive Benefits
COLI/BOLI sales (in millions)	12.9	13.6	(0.7)	-5.1%	41.1	34.0	7.1	20.9%
Life insurance in force	14.939	14.809	0.130	0.9%	14.939	14.809	0.130	0.9%
Account values	4.526	4.353	0.173	4.0%	4.526	4.353	0.173	4.0%
Employer Markets - Group Protection
Annualized sales (in millions)	64.6	62.2	2.4	3.9%	118.7	122.8	(4.1)	-3.3%
Loss ratio (3)	70.2%	70.8%	NM	NM	70.6%	71.8%	NM	NM
Investment Management
Retail sales	$2.596	$3.275	$(0.679)	-20.7%	$6.091	$6.877	$(0.786)	-11.4%
Retail net flows	(0.937)	(0.275)	(0.662)	NM	(1.592)	(0.042)	(1.550)	NM
Institutional inflows	0.910	2.876	(1.966)	-68.4%	2.140	5.307	(3.167)	-59.7%
Institutional net flows	(0.535)	(0.148)	(0.387)	NM	(1.045)	(0.470)	(0.575)	NM
Total sales and inflows	3.506	6.151	(2.645)	-43.0%	8.231	12.184	(3.953)	-32.4%
Total net flows	(1.472)	(0.423)	(1.049)	NM	(2.637)	(0.512)	(2.125)	NM
Assets under management - retail and institutional	75.691	97.725	(22.034)	-22.5%	75.691	97.725	(22.034)	-22.5%
Assets under management - general account	65.997	66.423	(0.426)	-0.6%	65.997	66.423	(0.426)	-0.6%
Assets under management - total segment	141.688	164.148	(22.460)	-13.7%	141.688	164.148	(22.460)	-13.7%
Consolidated
Domestic retail deposits	$7.739	$8.019	$(0.280)	-3.5%	$15.449	$16.234	$(0.785)	-4.8%
Domestic retail account balances	172.925	177.870	(4.945)	-2.8%	172.925	177.870	(4.945)	-2.8%
Domestic retail net flows	1.491	1.876	(0.385)	-20.5%	2.850	3.704	(0.854)	-23.1%
Domestic deposits	8.615	10.707	(2.092)	-19.5%	17.463	21.242	(3.779)	-17.8%
Domestic net flows	1.008	1.702	(0.694)	-40.8%	1.887	3.256	(1.369)	-42.0%
Assets under management	220.615	245.028	(24.413)	-10.0%	220.615	245.028	(24.413)	-10.0%

(1) Sales for Individual Life Insurance consist of first year commissionable premiums for UL, including MoneyGuard®, plus 5% of excess premiums received, including UL internal replacements, and first-year paid premiums for Whole Life and Term products.

(2) Includes deposits for mutual funds, which are not included in separate account liabilities on our Consolidated Balance Sheets.
(3) Represents combined loss ratio for life, disability and dental businesses.

6/30/2008	PAGE 3
Financial Highlights
Unaudited (millions of dollars)

	For the Quarters Ended June 30,				For the Six Months Ended June 30,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%

Balance Sheet Assets - End-of-Period	$184,281.2	$187,650.1	$(3,368.9)	-1.8%	$184,281.2	$187,650.1	$(3,368.9)	-1.8%

Stockholders' Equity
Beginning-of-period (including AOCI)	$11,086.3	$12,032.2	$(945.9)		$11,718.4	$12,201.0	$(482.6)
End-of-period (including AOCI)	10,497.7	11,835.7	(1,338.0)		10,497.7	11,835.7	(1,338.0)
End-of-period (excluding AOCI)	11,306.0	11,686.4	(380.4)		11,306.0	11,686.4	(380.4)
Average equity (excluding AOCI)	11,357.0	11,529.4	(172.4)		11,403.8	11,504.8	(101.0)

Return on Equity
Net income/average equity (excluding AOCI)	4.4%	13.0%			7.3%	13.4%
Income from operations/average equity (excluding AOCI)	12.0%	13.0%			11.6%	12.9%

Return on Capital
Income from operations/average capital	9.4%	10.5%			9.2%	10.4%

Common Stock Outstanding
Average for the period - diluted	259.6	274.4	(14.8)	-5.4%	261.2	276.9	(15.7)	-5.7%
End-of-period - assuming conversion of preferreds	257.0	271.6	(14.6)	-5.4%	257.0	271.6	(14.6)	-5.4%
End-of-period - diluted	257.8	274.5	(16.7)	-6.1%	257.8	274.5	(16.7)	-6.1%

Book value (including AOCI)	$40.85	$43.58	$(2.73)	-6.3%	$40.85	$43.58	$(2.73)	-6.3%
Book value (excluding AOCI)	43.99	43.03	0.96	2.2%	43.99	43.03	$0.96	2.2%

Cash Returned to Shareholders
Share repurchase - dollar amount (1)	$139.8	$-	$139.8		$425.5	$511.7	$(86.2)
Dividends declared	106.6	107.6	(1.0)		214.2	214.3	(0.1)
Total Cash Returned to Shareholders	$246.4	$107.6	$138.8		$639.7	$726.0	$(86.3)

Share repurchase - number of shares	2.63	-	2.63	NM	8.08	7.22	0.87	12.0%
Dividend declared on common stock - per share	$0.415	$0.395	$0.020	5.1%	$0.830	$0.790	$0.040	5.1%
Dividend payout ratio (2)	86.5%	28.8%			52.5%	28.3%
Annualized yield (3)	3.7%	2.2%			3.7%	2.2%

Comprehensive Income (Loss)
Net income	$124.7	$376.0	$413.8	$772.4
Net unrealized loss on available-for-sale securities	(487.2)	(511.5)	(1,025.3)	(464.6)
Losses on derivatives	(2.6)	(11.4)	(10.9)	(15.3)
Foreign currency translation	2.8	13.0	1.6	16.2
Funded status of employee benefit plans	0.4	(0.5)	1.0	(0.2)
Comprehensive Income (Loss)	$(361.9)	$(134.4)	$(619.8)	$308.5

Ratios
Debt to total capitalization (4)	21.7%	19.7%	21.7%	19.7%
Debt to equity (4)	27.6%	24.6%	27.6%	24.6%

Ratings as of July 29, 2008
	A.M. Best	Fitch	Moody's	Standard & Poor's

Senior Debt Ratings	a	A	A3	A+

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

(1) Includes cash repurchases that were not settled as of June 30, 2008 of $25.0 million for both the three and six months ended June 30, 2008.
(2) Indicated dividend divided by net income.
(3) Indicated dividend divided by the closing price.
(4) Equity used in calculation excludes AOCI and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets. Capital securities are considered 25% debt and 75% equity.

6/30/2008	PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change

Commissions	$462.9	$470.9	$501.9	$426.7	$434.3	-6.2%	$909.5	$861.0	-5.3%

General and Administrative Expenses
General and administrative expenses	432.4	418.2	432.7	400.6	401.1	-7.2%	823.3	801.7	-2.6%
Merger-related expenses	23.8	21.9	23.6	13.8	14.9	-37.4%	33.9	28.7	-15.3%
Total General and Administrative Expenses Excluding Broker-Dealer	456.2	440.1	456.3	414.4	416.0	-8.8%	857.2	830.4	-3.1%

Communications expenses	15.2	13.2	13.5	15.5	15.4	1.3%	29.8	30.9	3.7%
Restructuring charges	6.2	7.4	2.9	0.9	1.2	-80.6%	10.0	2.1	-79.0%
Taxes, licenses and fees	51.8	52.4	48.6	62.3	52.3	1.0%	117.1	114.6	-2.1%
Interest and debt expense	73.1	68.2	80.3	75.4	64.8	-11.4%	135.5	140.2	3.5%
Total Commissions and Expenses Incurred	1,065.4	1,052.2	1,103.5	995.2	984.0	-7.6%	2,059.1	1,979.2	-3.9%

Less: Commissions and Expenses Capitalized	(505.0)	(511.5)	(554.4)	(456.5)	(464.9)	7.9%	(992.4)	(921.4)	7.2%

Amortization
Amortization of DAC and VOBA, net of interest (1)	233.4	283.4	273.0	255.2	309.0	32.4%	508.6	564.2	10.9%
Amortization of intangibles	2.5	2.6	2.5	1.5	1.7	-32.0%	5.1	3.2	-37.3%
Total Amortization	235.9	286.0	275.5	256.7	310.7	31.7%	513.7	567.4	10.5%

Broker-Dealer Commissions and G&A	92.8	91.8	100.5	89.2	85.1	-8.3%	180.0	174.3	-3.2%

Total	$889.1	$918.5	$925.1	$884.6	$914.9	2.9%	$1,760.4	$1,799.5	2.2%

Merger-Related Expenses (2)
Severance and employee-related charges	$6.6	$5.6	$6.2	$3.1	$2.5	-62.1%	$9.6	$5.6	-41.7%
Systems integration and related expenses	17.7	17.9	15.1	9.3	12.0	-32.2%	23.3	21.3	-8.6%
Other expenses	5.7	5.8	6.6	2.3	1.6	-71.9%	11.1	3.9	-64.9%
Total Merger-Related Expenses	$30.0	$29.3	$27.9	$14.7	$16.1	-46.3%	$44.0	$30.8	-30.0%

(1) In the second quarter of 2007, we recognized certain adjustments that reduced DAC amortization by $23 million.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

6/30/2008	PAGE 5
Operating Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Individual Life Insurance (1)	$957.4	$992.2	$1,002.1	$987.5	$1,020.7	6.6%	$1,928.9	$2,008.2	4.1%
Individual Annuities	623.7	647.0	672.3	622.6	618.7	-0.8%	1,214.0	1,241.3	2.2%
Individual Markets	1,581.1	1,639.2	1,674.4	1,610.1	1,639.4	3.7%	3,142.9	3,249.5	3.4%
Defined Contribution	252.0	243.4	243.3	237.7	239.4	-5.0%	498.8	477.1	-4.4%
Executive Benefits	66.1	64.2	66.1	65.6	65.4	-1.1%	135.4	131.0	-3.2%
Group Protection	391.0	367.5	380.6	399.4	424.9	8.7%	751.4	824.3	9.7%
Employer Markets	709.1	675.1	690.0	702.7	729.7	2.9%	1,385.6	1,432.4	3.4%
Investment Management	151.0	150.1	139.0	120.3	124.3	-17.7%	301.1	244.6	-18.8%
Lincoln UK	92.6	88.6	98.3	85.6	97.9	5.7%	183.3	183.5	0.1%
Other Operations	123.6	112.9	128.0	117.9	110.0	-11.0%	232.3	227.9	-1.9%
Total Operating Revenues	2,657.4	2,665.9	2,729.7	2,636.6	2,701.3	1.7%	5,245.2	5,337.9	1.8%

Excluded realized gain (loss), pre-tax (2)	5.7	(65.7)	(147.9)	(45.3)	(120.3)	NM	38.7	(165.6)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	7.8	0.6	0.7	0.7	0.7	-91.0%	8.2	1.4	-82.9%
Total Revenues	$2,670.9	$2,600.8	$2,582.5	$2,592.0	$2,581.7	-3.3%	$5,292.1	$5,173.7	-2.2%

Income from Operations (3)
Individual Life Insurance	$176.4	$173.6	$158.8	$145.5	$152.6	-13.5%	$343.0	$298.1	-13.1%
Individual Annuities	123.4	125.9	118.9	117.8	116.2	-5.8%	240.0	234.0	-2.5%
Individual Markets	299.8	299.5	277.7	263.3	268.8	-10.3%	583.0	532.1	-8.7%
Defined Contribution	47.3	41.2	43.1	40.4	41.2	-12.9%	97.0	81.6	-15.9%
Executive Benefits	10.8	8.9	11.9	11.9	11.0	1.9%	22.7	22.9	0.9%
Group Protection	29.0	33.2	28.2	26.3	32.2	11.0%	52.1	58.5	12.3%
Employer Markets	87.1	83.3	83.2	78.6	84.4	-3.1%	171.8	163.0	-5.1%
Investment Management	11.3	21.8	27.0	12.1	15.0	32.7%	27.5	27.1	-1.5%
Lincoln UK	11.7	10.3	12.7	10.7	18.0	53.8%	22.5	28.6	27.1%
Other Operations	(36.2)	(49.6)	(59.4)	(42.3)	(44.4)	-22.7%	(64.1)	(86.6)	-35.1%
Income from Operations (3)	373.7	365.3	341.2	322.4	341.8	-8.5%	740.7	664.2	-10.3%

Excluded realized gain (loss), after-tax (2)	3.9	(42.7)	(102.3)	(29.5)	(78.2)	NM	25.5	(107.7)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	(7.9)	0.4	0.4	0.4	0.4	105.1%	(7.8)	0.8	110.3%
Impairment of intangibles, after-tax (4)	-	-	-	-	(139.0)	NM	-	(139.0)	NM
Income (loss) from discontinued operations, after-tax (5)	6.3	6.6	(126.8)	(4.2)	(0.3)	NM	14.0	(4.5)	NM
Net Income	$376.0	$329.6	$112.5	$289.1	$124.7	-66.8%	$772.4	$413.8	-46.4%

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
	2007	2007	2007	2008	2008	2007	2008
Stockholders' Equity
Beginning-of-period (including AOCI)	$12,032.2	$11,835.7	$11,962.9	$11,718.4	$11,086.3	$12,201.0	$11,718.4
End-of-period (including AOCI)	11,835.7	11,962.9	11,718.4	11,086.3	10,497.7	11,835.7	10,497.7
End-of-period (excluding AOCI)	11,686.4	11,766.0	11,493.1	11,408.0	11,306.0	11,686.4	11,306.0
Average equity (excluding AOCI)	11,529.4	11,726.3	11,629.6	11,450.5	11,357.0	11,504.8	11,403.8

Minority Interest	$0.3	$0.2	$1.0	$0.3	$0.2	$0.7	$0.5

Common Shares Outstanding
Average for the period - diluted	274.4	272.5	269.4	262.8	259.6	276.9	261.2
End-of-period - diluted	274.5	271.7	266.2	260.5	257.8	274.5	257.8

Per Share Data (Diluted) (6)
Net income	$1.37	$1.21	$0.41	$1.10	$0.48	$2.79	$1.58
Income from operations (3)	1.36	1.34	1.26	1.23	1.32	2.67	2.54

Stockholders' Equity Per Share
Stockholders' equity (including AOCI)	$43.58	$44.41	$44.32	$42.74	$40.85	$43.58	$40.85
Stockholders' equity (excluding AOCI)	43.03	43.67	43.47	43.98	43.99	43.03	43.99
Dividends declared (common stock)	0.395	0.395	0.415	0.415	0.415	0.790	0.830

Return on Equity
Net income/average equity	13.0%	11.2%	3.9%	10.1%	4.4%	13.4%	7.3%
Income from operations/average equity	13.0%	12.5%	11.7%	11.3%	12.0%	12.9%	11.6%

Market Value of Common Stock
Highest price	$74.72	$72.28	$70.66	$58.11	$56.80	$74.72	$58.11
Lowest price	66.90	54.40	55.84	45.50	45.18	64.29	45.18
Closing price	70.95	65.97	58.22	52.00	45.32	70.95	45.32

(1) In the second quarter of 2007, we recognized certain adjustments that reduced operating revenues by $41 million. There were reductions to expenses that offset most of this reduction in revenues.
(2) See page 6 for detail.
(3) Income from operations includes after-tax restructuring charges of $0.8 million, or -0- cents per share, for the second quarter of 2008, $0.6 million or -0- cents per share, for the first quarter of 2008, $1.9 million, or 1 cent per share, for the fourth quarter of 2007, $4.8 million, or 2 cents per share, for the third quarter of 2007 and $4.0 million, or 1 cent per share, for the second quarter of 2007.

(4) See page 1 for detail.
(5) Includes discontinued operations and the loss on disposition. See Discontinued Operations on page 28 for details.
(6) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan.

6/30/2008	PAGE 6

Details Underlying Realized Gain (Loss), After-DAC (1)
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Pre-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$1.2	$0.2	$(0.1)	$(1.4)	$(0.6)	NM	$2.2	$(2.0)	NM
GLB (4)	1.4	1.6	1.8	5.8	10.4	NM	2.2	16.2	NM
GDB hedge cost (5)	(1.3)	(0.8)	0.5	5.9	2.6	300.0%	(1.7)	8.5	NM
Total operating realized gain	1.3	1.0	2.2	10.3	12.4	NM	2.7	22.7	NM
Realized gain (loss) related to investments (6)	(8.7)	(35.4)	(108.8)	(41.1)	(124.6)	NM	17.8	(165.7)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	4.0	(1.1)	(0.8)	0.4	1.5	-62.5%	3.8	1.9	-50.0%
GLB net derivatives results (8)	4.8	(23.1)	(37.4)	(6.7)	1.4	-70.8%	13.2	(5.3)	NM
Indexed annuity forward-starting option (9)	4.9	(6.2)	(6.9)	4.8	2.1	-57.1%	3.0	6.9	130.0%
GDB net derivative results (5)	0.7	0.1	(0.2)	(5.2)	(2.5)	NM	0.9	(7.7)	NM
Gain on sale of subsidiaries/businesses	-	-	6.2	2.5	1.8	NM	-	4.3	NM
Total excluded realized gain (loss)	5.7	(65.7)	(147.9)	(45.3)	(120.3)	NM	38.7	(165.6)	NM
Total realized gain (loss)	$7.0	$(64.7)	$(145.7)	$(35.0)	$(107.9)	NM	$41.4	$(142.9)	NM

After-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$0.8	$0.1	$(0.1)	$(0.9)	$(0.4)	NM	$1.4	$(1.3)	NM
GLB (4)	0.9	1.0	1.2	3.8	6.8	NM	1.4	10.5	NM
GDB hedge cost (5)	(0.8)	(0.5)	0.3	3.8	1.7	NM	(1.1)	5.5	NM
Total operating realized gain	0.9	0.6	1.4	6.7	8.1	NM	1.7	14.7	NM
Realized gain (loss) related to investments (6)	(4.9)	(23.2)	(71.4)	(27.1)	(80.6)	NM	12.3	(107.7)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	2.1	(0.5)	(0.3)	0.6	0.6	-71.4%	2.1	1.2	-42.9%
GLB net derivatives results (8)	3.1	(15.1)	(24.2)	(4.2)	0.9	-71.0%	8.5	(3.3)	NM
Indexed annuity forward-starting option (9)	3.2	(4.0)	(4.5)	3.1	1.4	-56.3%	2.0	4.5	125.0%
GDB net derivative results (5)	0.4	0.1	(0.1)	(3.4)	(1.6)	NM	0.6	(5.0)	NM
Gain on sale of subsidiaries/businesses	-	-	(1.8)	1.5	1.1	NM	-	2.6	NM
Total excluded realized gain (loss)	3.9	(42.7)	(102.3)	(29.5)	(78.2)	NM	25.5	(107.7)	NM
Total realized gain (loss)	$4.8	$(42.1)	$(100.9)	$(22.8)	$(70.1)	NM	$27.2	$(93.0)	NM

(1) DAC refers to the associated amortization expense of DAC, VOBA, DSI, and DFEL and changes in other contract holder funds.
(2)  We exclude from our definitions of income from operations and operating revenues any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

(3) The net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products.

(4) The portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium.  Net valuation premium represents a level portion of rider fees required to fund potential living benefit claims.  The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin for risk/profit, including the non-performance risk factor required by SFAS 157 benefit costs.

(5) We include the change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GDB riders, including our expected cost of the hedging instruments in operating realized gain (loss).  We exclude from our definition of income from operations the net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments.

(6) See page 31 for detail.
(7) Changes in the fair values of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.  Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(8) Represents the net difference in the change in the fair value of the embedded derivative liabilities of our GLB products and the change in the fair value of the derivative instruments we own to hedge.  This includes the cost of hedging.  Losses from the impact of the initial adoption of SFAS 157 were $33.5 million, pre-tax, and $21.8 million, after-tax, in the first quarter of 2008. Our hedge performance after-DAC and after-tax, excluding DAC unlocking and changes in the non-performance risk factor, was an estimated $11 million and $4 million for the three months ended March 31, 2008 and June 30, 2008 respectively.

(9) Changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133/157.  In addition, $9.6 million, pre-tax, and $6.3 million, after-tax, is included in the first quarter of 2008 due to the initial impact of adopting SFAS 157.

6/30/2008	PAGE 7

Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Revenues
Insurance premiums	$488.9	$491.1	$508.2	$508.8	$529.7	8.3%	$947.8	$1,038.5	9.6%
Surrender charges	28.1	25.6	25.1	27.2	25.6	-8.9%	55.0	52.9	-3.8%
Mortality assessments (1)	299.6	320.7	328.4	330.8	337.3	12.6%	610.8	668.1	9.4%
Expense assessments (1)	413.9	489.6	495.1	454.1	479.4	15.8%	839.8	933.5	11.2%
Investment advisory fees	92.7	89.0	87.7	76.2	75.8	-18.2%	183.0	152.0	-16.9%
Net investment income	1,133.2	1,061.6	1,093.7	1,065.4	1,076.8	-5.0%	2,223.0	2,142.2	-3.6%
Realized gain (loss) (2)	7.0	(64.7)	(145.7)	(35.0)	(107.9)	NM	41.4	(142.9)	NM
Amortization of deferred gains on business sold through reinsurance	26.4	19.3	19.3	19.1	19.1	-27.7%	45.3	38.2	-15.7%
Other revenues and fees	181.1	168.6	170.7	145.3	145.9	-19.4%	346.0	291.2	-15.8%
Total Revenues	2,670.9	2,600.8	2,582.5	2,592.0	2,581.7	-3.3%	5,292.1	5,173.7	-2.2%

Benefits and Expenses
Benefits (1)	650.7	622.7	696.2	677.5	684.6	5.2%	1,243.4	1,362.1	9.5%
Interest credited to contract holder funds	606.2	611.3	618.7	611.7	612.7	1.1%	1,205.4	1,224.4	1.6%
Operating and acquisition expenses	764.2	797.9	796.2	746.8	797.9	4.4%	1,507.8	1,544.7	2.4%
Taxes, licenses and fees	51.8	52.4	48.6	62.3	52.3	1.0%	117.1	114.6	-2.1%
Interest and debt expense	73.1	68.2	80.3	75.4	64.8	-11.4%	135.5	140.2	3.5%
Impairment of intangibles (3)	-	-	-	-	169.6	NM	-	169.6	NM
Total Benefits and Expenses	2,146.1	2,152.6	2,240.0	2,173.7	2,381.9	11.0%	4,209.2	4,555.6	8.2%

Income from continuing operations before taxes	524.8	448.2	342.5	418.3	199.8	-61.9%	1,082.9	618.1	-42.9%
Federal income taxes	155.1	125.2	103.2	125.0	74.8	-51.8%	324.4	199.8	-38.4%
Income From Continuing Operations	369.7	323.0	239.3	293.3	125.0	-66.2%	758.5	418.3	-44.9%
Income (loss) from discontinued operations, net of federal income taxes (4)	6.3	6.6	(126.8)	(4.2)	(0.3)	NM	13.9	(4.5)	NM
Net Income	$376.0	$329.6	$112.5	$289.1	$124.7	-66.8%	$772.4	$413.8	-46.4%

Earnings Per Share (Diluted) (5)
Income from continuing operations	$1.35	$1.19	$0.89	$1.12	$0.48	-64.4%	$2.74	$1.60	-41.6%
Income (loss) from discontinued operations, net of federal income taxes (4)	0.02	0.02	(0.47)	(0.02)	-	-100.0%	0.05	(0.02)	NM
Net Income	$1.37	$1.21	$0.42	$1.10	$0.48	-65.0%	$2.79	$1.58	-43.4%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$8,534.7	$9,100.6	$9,337.0	$9,579.8	$9,995.5	$8,420.4	$9,579.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(66.1)	-
Deferrals	505.0	511.5	554.4	456.5	464.9	992.4	921.4
Amortization, net of interest: (1)
Unlocking	25.2	7.8	17.0	(10.9)	(17.5)	39.7	(28.4)
Other amortization	(258.6)	(291.2)	(290.0)	(244.3)	(291.5)	(548.3)	(535.8)
Deferrals, net of amortization included in operating and acquisition expenses	271.6	228.1	281.4	201.3	155.9	483.8	357.2
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(12.8)	21.1	95.6	(1.4)	4.8	(37.1)	3.3
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	290.8	(27.9)	(111.3)	216.6	449.3	265.3	666.0
Foreign currency translation adjustment	16.3	15.1	(22.9)	(0.8)	2.6	20.3	1.8
Business acquired	-	-	-	-	-	14.0	-
Balance at End-of-Period	$9,100.6	$9,337.0	$9,579.8	$9,995.5	$10,608.1	$9,100.6	$10,608.1

Roll Forward of DFEL
Balance at beginning-of-period	$1,017.9	$1,105.8	$1,128.1	$1,183.1	$1,235.6	$976.9	$1,183.1
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.0)	-
Deferrals	125.9	96.9	112.5	102.0	104.1	203.1	206.1
Amortization, net of interest:
Unlocking	6.8	(30.8)	(0.4)	(3.2)	(10.4)	8.5	(13.6)
Other amortization	(52.7)	(52.5)	(47.8)	(46.6)	(48.7)	(89.4)	(95.3)
Deferrals, net of amortization included in expense assessments	80.0	13.6	64.3	52.2	45.0	122.2	97.2
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(0.2)	1.2	2.0	0.8	(0.5)	(1.4)	0.3
Foreign currency translation adjustment	8.1	7.5	(11.3)	(0.5)	1.4	10.1	0.9
Balance at End-of-Period	$1,105.8	$1,128.1	$1,183.1	$1,235.6	$1,281.5	$1,105.8	$1,281.5

Roll Forward of DSI
Balance at beginning-of-period	$206.4	$225.0	$249.1	$279.2	$297.6	$193.8	$279.2
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.8)	-
Deferrals	27.4	29.8	35.5	26.0	26.4	51.1	52.4
Amortization, net of interest:
Unlocking	0.9	0.6	(0.9)	0.5	(0.2)	2.4	0.3
Other amortization	(8.7)	(9.1)	(10.1)	(6.2)	(8.6)	(15.9)	(14.8)
Deferrals, net of amortization included in insurance benefits or interest credited	19.6	21.3	24.5	20.3	17.6	37.6	37.9
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(1.0)	2.8	5.6	(1.9)	(1.0)	(3.6)	(2.9)
Balance at End-of-Period	$225.0	$249.1	$279.2	$297.6	$314.2	$225.0	$314.2

(1)  In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased benefits by $3 million and reduced DAC amortization by $23 million.

(2) See page 6 for detail.
(3) See page 1 for detail.
(4) Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 28 for additional details.
(5) The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of minority interest.

6/30/2008							PAGE 8

Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended June 30, 2008

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other Opera-
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	tions (1)	Consolidated

Operating Revenues
Insurance premiums	$89.4	$19.0	$-	$0.1	$393.0	$-	$26.4	$1.6	$529.5
Surrender charges	14.5	9.6	1.5	-	-	-	-	-	25.6
Mortality assessments	320.5	-	-	7.6	-	-	9.1	-	337.2
Expense assessments	124.6	247.6	59.3	5.0	-	-	42.6	-	479.1
Investment advisory fees - external	-	-	-	-	-	75.8	-	-	75.8
Investment advisory fees - inter-segment	-	-	-	-	-	20.6	-	(20.6)	-
Net investment income	466.8	245.3	174.8	52.5	30.5	-	19.8	87.1	1,076.8
Operating realized gain (loss) (2)	-	12.4	0.1	-	-	-	-	-	12.5
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	-	18.4	18.4
Other revenues and fees	4.9	84.8	3.7	0.2	1.4	27.9	-	23.5	146.4
Total Operating Revenues	1,020.7	618.7	239.4	65.4	424.9	124.3	97.9	110.0	2,701.3

Operating Expenses
Benefits	300.3	35.2	0.1	3.8	285.7	-	30.2	28.9	684.2
Interest credited to contract holder funds	262.1	163.0	107.0	38.6	0.3	-	-	41.8	612.8
Operating and acquisition expenses	202.0	260.5	72.4	5.4	80.3	75.3	40.0	62.1	798.0
Operating and acquisition expenses for investment
advisory fees - inter-segment	-	-	-	-	-	20.6	-	(20.6)	-
Taxes, licenses and fees	25.6	7.7	3.0	1.0	9.0	4.9	-	1.1	52.3
Interest and debt expense	-	-	-	-	-	-	-	64.8	64.8
Total Operating Expenses	790.0	466.4	182.5	48.8	375.3	100.8	70.2	178.1	2,212.1

Income (loss) from operations before federal income taxes	230.7	152.3	56.9	16.6	49.6	23.5	27.7	(68.1)	489.2

Federal income taxes	78.1	36.1	15.7	5.6	17.4	8.5	9.7	(23.7)	147.4

Income from Operations	$152.6	$116.2	$41.2	$11.0	$32.2	$15.0	$18.0	$(44.4)	$341.8

(1) Includes consolidating adjustments.
(2) For detail, see pages 14 and 18.

6/30/2008								PAGE 8(B)

Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Quarter Ended June 30, 2007

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other Opera-
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	tions (1)	Consolidated

Operating Revenues
Insurance premiums	$87.8	$16.6	$-	$0.1	$361.3	$-	$24.4	(1.2)	$489.0
Surrender charges	15.7	10.1	2.2	-	-	-	-	-	28.0
Mortality assessments	282.4	-	-	8.2	-	-	8.9	-	299.5
Expense assessments	69.9	233.9	63.0	4.7	-	-	39.9	-	411.4
Investment advisory fees - external	-	-	-	-	-	92.7	-	-	92.7
Investment advisory fees - inter-segment	-	-	-	-	-	19.6	-	(19.6)	-
Net investment income	493.3	265.3	182.2	53.1	28.5	-	19.4	91.4	1,133.2
Operating realized gain (loss) (2)	-	1.3	-	-	-	-	-	-	1.3
Amortization of deferred gain on business sold									-
through reinsurance	-	-	-	-	-	-	-	18.6	18.6
Other revenues and fees	8.3	96.5	4.6	-	1.2	38.7	-	34.4	183.7
Total Operating Revenues	957.4	623.7	252.0	66.1	391.0	151.0	92.6	123.6	2,657.4

Operating Expenses
Benefits	263.0	26.7	-	2.8	265.6	-	34.4	38.2	630.7
Interest credited to contract holder funds	254.0	165.1	104.6	38.1	-	-	-	44.5	606.3
Operating and acquisition expenses	144.4	261.3	76.2	7.8	71.2	109.5	40.2	53.7	764.3
Operating and acquisition expenses for investment
advisory fees - inter-segment	-	-	-	-	-	19.6	-	(19.6)	-
Taxes, licenses and fees	26.6	5.7	4.4	1.0	9.5	4.0	-	0.5	51.7
Interest and debt expense	-	-	-	-	-	-	-	73.1	73.1
Total Operating Expenses	688.0	458.8	185.2	49.7	346.3	133.1	74.6	190.4	2,126.1

Income (loss) from operations before federal income taxes	269.4	164.9	66.8	16.4	44.7	17.9	18.0	(66.8)	531.3

Federal income taxes	93.0	41.5	19.5	5.6	15.7	6.6	6.3	(30.6)	157.6

Income from Operations	$176.4	$123.4	$47.3	$10.8	$29.0	$11.3	$11.7	$(36.2)	$373.7

(1) Includes consolidating adjustments.
(2) For detail, see page 14.

6/30/2008							PAGE 9

Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Six Months Ended June 30, 2008

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other Opera-
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	tions (1)	Consolidated

Operating Revenues
Insurance premiums	$175.7	$50.6	$-	$0.2	$763.4	$-	$45.4	$3.0	$1,038.3
Surrender charges	30.3	19.2	3.4	-	-	-	-	-	52.9
Mortality assessments	633.1	-	-	16.7	-	-	18.2	-	668.0
Expense assessments	241.3	483.6	118.6	9.6	-	-	79.7		932.8
Investment advisory fees - external	-	-	-	-	-	152.0	-	-	152.0
Investment advisory fees - inter-segment	-	-	-	-	-	40.6	-	(40.6)	-
Net investment income	914.2	493.1	346.5	104.4	58.2	-	40.1	185.7	2,142.2
Operating realized gain (loss) (2)	-	22.6	0.1	-	-	-	-	-	22.7
Amortization of deferred gain on business sold									-
through reinsurance	-	-	-	-	-	-	-	36.9	36.9
Other revenues and fees	13.6	172.2	8.5	0.1	2.7	52.0	0.1	42.9	292.1
Total Operating Revenues	2,008.2	1,241.3	477.1	131.0	824.3	244.6	183.5	227.9	5,337.9

Operating Expenses
Benefits	596.3	86.6	0.1	6.3	554.8	-	60.9	56.9	1,361.9
Interest credited to contract holder funds	520.3	326.2	212.9	77.0	0.5	-	-	87.6	1,224.5
Operating and acquisition expenses	385.1	501.8	144.3	10.1	159.9	152.8	78.5	112.5	1,545.0
Operating and acquisition expenses for investment
advisory fees - inter-segment	-	-	-	-	-	40.6	-	(40.6)	-
Taxes, licenses and fees	55.3	18.1	7.4	3.0	19.0	8.5	-	3.2	114.5
Interest and debt expense	-	-	-	-	-	-	-	140.2	140.2
Total Operating Expenses	1,557.0	932.7	364.7	96.4	734.2	201.9	139.4	359.8	4,386.1

Income (loss) from operations before federal income taxes	451.2	308.6	112.4	34.6	90.1	42.7	44.1	(131.9)	951.8

Federal income taxes	153.1	74.6	30.8	11.7	31.6	15.6	15.5	(45.3)	287.6

Income from Operations	$298.1	$234.0	$81.6	$22.9	$58.5	$27.1	$28.6	$(86.6)	$664.2

(1) Includes consolidating adjustments.
(2) For detail, see pages 14 and 18.

6/30/2008							PAGE 9(B)

Consolidating Statements of Income From Operations
Unaudited (in millions)
For the Six Months Ended June 30, 2007

	Individual Markets		Employer Markets
			Defined	Executive	Group	Investment	Lincoln	Other Opera-
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	tions (1)	Consolidated

Operating Revenues
Insurance premiums	$175.6	$29.4	$-	$0.2	$692.7	$-	$48.5	1.5	$947.9
Surrender charges	30.9	19.8	4.3	-	-	-	-	-	55.0
Mortality assessments	574.7	-	-	17.1	-	-	18.9	-	610.7
Expense assessments	181.8	444.8	122.7	9.3	-	-	77.1	-	835.7
Investment advisory fees - external	-	-	-	-	-	183.0	-	-	183.0
Investment advisory fees - inter-segment	-	-	-	-	-	44.1	-	(44.1)	-
Net investment income	947.3	530.6	362.5	108.9	56.4	-	38.7	178.6	2,223.0
Operating realized gain (loss) (2)	-	2.6	-	-	-	-	-	-	2.6
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	-	-	-	37.2	37.2
Other revenues and fees	18.6	186.8	9.3	(0.1)	2.3	74.0	0.1	59.1	350.1
Total Operating Revenues	1,928.9	1,214.0	498.8	135.4	751.4	301.1	183.3	232.3	5,245.2

Operating Expenses
Benefits	509.0	52.0	-	5.5	512.3	-	70.5	74.2	1,223.5
Interest credited to contract holder funds	505.7	326.3	209.0	76.3	-	-	-	88.1	1,205.4
Operating and acquisition expenses	332.8	502.4	142.7	16.8	139.7	205.5	78.1	89.8	1,507.8
Operating and acquisition expenses for investment
advisory fees - inter-segment	-	-	-	-	-	44.1	-	(44.1)	-
Taxes, licenses and fees	59.5	14.6	9.5	2.2	19.2	8.1	-	3.9	117.0
Interest and debt expense	-	-	-	-	-	-	-	135.5	135.5
Total Operating Expenses	1,407.0	895.3	361.2	100.8	671.2	257.7	148.6	347.4	4,189.2

Income (loss) from operations before federal income taxes	521.9	318.7	137.6	34.6	80.2	43.4	34.7	(115.1)	1,056.0

Federal income taxes	178.9	78.7	40.6	11.9	28.1	15.9	12.2	(51.0)	315.3

Income from Operations	$343.0	$240.0	$97.0	$22.7	$52.1	$27.5	$22.5	$(64.1)	$740.7

(1) Includes consolidating adjustments.
(2) For detail, see page 14.

6/30/2008					PAGE 10
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	June	Sept.	Dec.	March	June
	2007	2007	2007	2008	2008
ASSETS
Investments:
Corporate bonds	$44,023.4	$44,089.7	$44,147.9	$43,535.4	$42,618.0
U.S. Government bonds	248.1	239.4	222.0	231.9	203.9
Foreign government bonds	975.0	1,030.0	1,037.5	1,037.4	907.5
Asset and mortgage-backed securities	9,946.2	10,479.7	10,604.6	10,568.8	10,547.7
State and municipal bonds	158.7	152.1	153.1	153.0	141.7
Preferred stocks - redeemable	95.5	95.3	110.7	97.5	98.8
Common stocks	488.0	499.2	413.8	384.2	330.7
Preferred stocks - equity	198.9	171.0	104.1	90.2	133.9
Total available-for-sale securities	56,133.8	56,756.4	56,793.7	56,098.4	54,982.2
Trading securities	2,818.3	2,716.6	2,730.2	2,713.6	2,550.5
Mortgage loans	7,310.8	7,280.7	7,422.7	7,531.9	7,677.9
Real estate	387.6	385.0	258.3	175.3	135.7
Policy loans	2,787.0	2,790.2	2,834.7	2,804.0	2,801.8
Other long-term investments	1,395.0	1,584.0	1,882.0	2,232.1	2,053.3
Total investments	70,832.5	71,512.9	71,921.6	71,555.3	70,201.4
Cash and invested cash	989.1	1,327.5	1,665.5	2,446.8	1,921.4
DAC and VOBA	9,100.6	9,337.0	9,579.8	9,995.5	10,608.1
Premiums and fees receivable	432.3	401.2	400.6	468.1	399.3
Accrued investment income	861.0	916.5	843.3	917.3	875.9
Reinsurance recoverables	8,179.1	8,226.7	8,237.4	8,407.2	8,219.6
Goodwill	4,159.0	4,159.3	4,143.7	4,128.4	4,045.0
Other assets	3,599.3	3,432.6	3,529.9	2,727.6	2,715.1
Separate account assets	89,497.2	92,903.1	91,113.3	84,703.1	85,295.4
Total assets	$187,650.1	$192,216.8	$191,435.1	$185,349.3	$184,281.2
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$15,041.8	$15,317.2	$16,006.3	$16,501.0	$16,218.1
Other contract holder funds	59,408.2	59,572.7	59,640.6	60,175.8	60,362.5
Short-term debt	231.0	327.1	550.2	410.6	900.0
Long-term debt	4,107.8	4,408.0	4,618.3	4,627.0	4,101.8
Reinsurance related derivative liability	157.5	191.5	219.5	205.2	112.5
Funds withheld reinsurance liabilities	2,154.9	2,136.6	2,117.4	2,117.0	2,068.7
Deferred gain on indemnity reinsurance	734.3	715.1	695.8	676.6	657.6
Payables for collateral under securities loaned and derivatives	1,372.8	1,320.3	1,135.1	1,796.2	1,491.1
Other liabilities	3,108.9	3,362.3	3,620.2	3,050.5	2,575.8
Separate account liabilities	89,497.2	92,903.1	91,113.3	84,703.1	85,295.4
Total liabilities	175,814.4	180,253.9	179,716.7	174,263.0	173,783.5
Stockholders' Equity
Preferred stock	0.5	0.5	0.4	0.4	0.4
Common stock	7,362.1	7,308.6	7,200.5	7,074.8	7,023.1
Retained earnings	4,323.8	4,456.9	4,292.2	4,332.8	4,282.5
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	16.6	56.0	86.0	(452.1)	(939.4)
Net unrealized gain on derivative instruments	35.5	31.9	52.2	43.9	41.4
Foreign currency translation adjustment	181.4	193.6	175.6	174.4	177.2
Funded status of employee benefit plans	(84.2)	(84.6)	(88.5)	(87.9)	(87.5)
Total accumulated other comprehensive income (loss)	149.3	196.9	225.3	(321.7)	(808.3)
Total stockholders' equity	11,835.7	11,962.9	11,718.4	11,086.3	10,497.7

Total Liabilities and Stockholders' Equity	$187,650.1	$192,216.8	$191,435.1	$185,349.3	$184,281.2

Share Data
Stockholders' equity per share	$43.58	$44.41	$44.32	$42.74	$40.85
Book value, excluding AOCI	$43.03	$43.67	$43.47	$43.98	$43.99
Common shares outstanding - assuming conversion of
preferred shares (in millions)	271.6	269.4	264.4	259.4	257.0

6/30/2008									PAGE 11

Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Individual Markets		Employer Markets
As of June 30, 2008	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Other Opera- tions (1)	Consolidated

Assets
Allocated investments and cash and invested cash (2)	$29,629.1	$17,809.0	$11,354.2	$3,458.5	$2,002.3	$155.4	$1,347.0	$6,367.3	$72,122.8
DAC and VOBA	5,913.4	2,855.5	629.7	321.6	133.2	-	749.9	4.8	10,608.1
Goodwill	2,192.3	1,039.8	20.2	-	274.3	247.6	16.5	254.3	4,045.0
DSI and other intangibles	91.0	312.1	5.0	-	-	5.0	-	296.3	709.4
Amounts recoverable from reinsurers	1,924.8	689.7	-	5.0	31.0	-	72.8	5,496.3	8,219.6
Separate account assets	4,174.4	55,734.9	16,181.1	1,130.0	-	-	7,832.7	242.3	85,295.4

Liabilities and Capital
Future contract benefits	5,869.0	976.9	1.5	377.4	1,324.4	-	1,135.9	6,533.0	16,218.1
Other contract holder funds	26,234.8	17,425.9	11,286.9	3,039.4	130.7	-	388.8	1,856.0	60,362.5

Allocated capital (3)	7,734.3	3,467.8	953.2	361.1	987.2	359.0	379.6	(2,936.2)	11,306.0

As of December 31, 2007

Assets
Allocated investments and cash and invested cash	$29,473.9	$18,080.5	$11,460.9	$3,498.2	$1,934.2	$167.7	$1,396.1	$7,575.6	$73,587.1
DAC and VOBA	5,408.7	2,477.0	513.8	283.0	123.4	-	772.1	1.8	9,579.8
Goodwill	2,201.0	1,045.6	20.2	-	274.3	247.0	16.5	339.1	4,143.7
DSI and other intangibles	93.0	278.8	3.4	-	-	5.4	-	385.7	766.3
Amounts recoverable from reinsurers	1,943.6	744.4	-	4.9	31.3	-	69.8	5,443.4	8,237.4
Separate accounts assets	4,615.5	58,508.4	17,845.2	1,032.7	-	-	8,850.4	261.1	91,113.3

Liabilities and Capital
Future contract benefits	5,898.7	816.9	-	356.2	1,273.0	-	1,146.9	6,514.6	16,006.3
Other contract holder funds	25,388.1	17,749.7	10,891.7	3,039.7	17.2	-	402.9	2,151.3	59,640.6

Allocated capital (3)	7,835.8	3,552.7	898.7	353.9	968.3	348.5	361.8	(2,826.6)	11,493.1

(1) Includes consolidating adjustments.
(2) Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments.  These balances eliminate in consolidation.

(3) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

6/30/2008	PAGE 12
Individual Markets - Life Insurance
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$87.8	$84.7	$90.0	$86.3	$89.4	1.8%	$175.6	$175.7	0.1%
Surrender charges	15.7	14.0	14.1	15.8	14.5	-7.6%	30.9	30.3	-1.9%
Mortality assessments (1)	282.4	303.3	310.3	312.6	320.5	13.5%	574.7	633.1	10.2%
Expense assessments (1)	69.9	139.8	112.9	116.7	124.6	78.3%	181.8	241.3	32.7%
Net investment income	493.3	444.5	464.1	447.4	466.8	-5.4%	947.3	914.2	-3.5%
Other revenues and fees	8.3	5.9	10.7	8.7	4.9	-41.0%	18.6	13.6	-26.9%
Total Operating Revenues	957.4	992.2	1,002.1	987.5	1,020.7	6.6%	1,928.9	2,008.2	4.1%

Operating Expenses
Benefits (1)	263.0	260.5	302.6	296.0	300.3	14.2%	509.0	596.3	17.2%
Interest credited to contract holder funds	254.0	255.1	260.2	258.2	262.1	3.2%	505.7	520.3	2.9%
Operating and acquisition expenses	171.0	219.0	199.0	212.8	227.6	33.1%	392.3	440.4	12.3%
Total Operating Expenses	688.0	734.6	761.8	767.0	790.0	14.8%	1,407.0	1,557.0	10.7%

Income from operations before federal income taxes	269.4	257.6	240.3	220.5	230.7	-14.4%	521.9	451.2	-13.5%

Federal income taxes	93.0	84.0	81.5	75.0	78.1	-16.0%	178.9	153.1	-14.4%

Income From Operations	$176.4	$173.6	$158.8	$145.5	$152.6	-13.5%	$343.0	$298.1	-13.1%

Effective Tax Rate	34.5%	32.6%	33.9%	34.0%	33.9%		34.3%	33.9%

Average Equity	$7,789.2	$7,911.1	$7,925.1	$7,784.3	$7,733.6		$7,679.9	$7,758.9
Return on Average Equity	9.1%	8.8%	8.0%	7.5%	7.9%		8.9%	7.7%

Operating and Acquisition Expenses
Commissions	$211.6	$213.2	$211.9	$182.7	$174.1	-17.7%	$438.8	$356.8	-18.7%
General and administrative expenses	114.6	103.6	108.3	102.7	98.2	-14.3%	224.6	200.9	-10.6%
Taxes, licenses and fees	26.6	27.3	23.5	29.7	25.6	-3.8%	59.5	55.3	-7.1%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	2.0	2.0	0.0%
Total commissions and expenses incurred	353.8	345.1	344.7	316.1	298.9	-15.5%	724.9	615.0	-15.2%
Less: commissions and expenses capitalized	(272.4)	(270.5)	(268.2)	(234.1)	(231.1)	15.2%	(561.3)	(465.3)	17.1%
Amortization of DAC and VOBA, net of interest (1)	89.6	144.4	122.5	130.8	159.8	78.3%	228.7	290.7	27.1%
Net Operating and Acquisition Expenses	$171.0	$219.0	$199.0	$212.8	$227.6	33.1%	$392.3	$440.4	12.3%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	169	150	155	147	140	(28)	167	144	(23)

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$4,795.8	$5,126.4	$5,259.6	$5,408.7	$5,670.0		$4,659.4	$5,408.7
Deferrals	272.4	270.5	268.2	234.1	231.1		561.3	465.3
Amortization, net of interest: (1)
Unlocking	20.8	(3.8)	6.1	(10.2)	(18.1)		32.1	(28.3)
Other amortization	(110.4)	(140.6)	(128.6)	(120.6)	(141.7)		(260.8)	(262.4)
Deferrals, net of amortization included in operating and acquisition expenses	182.8	126.1	145.7	103.3	71.3		332.6	174.6
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	(2.4)	0.6	56.1	7.0	9.6		(14.9)	16.6
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	150.2	6.5	(52.7)	151.0	162.5		149.3	313.5
Balance at End-of-Period	$5,126.4	$5,259.6	$5,408.7	$5,670.0	$5,913.4		$5,126.4	$5,913.4

Roll Forward of DFEL
Balance at beginning-of-period	$490.6	$569.0	$585.2	$648.7	$696.7		$449.5	$648.7
Deferrals	112.4	83.9	98.2	87.5	89.5		177.9	177.0
Amortization, net of interest:
Unlocking	7.1	(27.0)	0.7	(3.5)	(11.0)		9.6	(14.5)
Other amortization	(41.1)	(40.7)	(35.4)	(36.0)	(37.7)		(68.0)	(73.7)
Deferrals, net of amortization included in expense assessments	78.4	16.2	63.5	48.0	40.8		119.5	88.8
Balance at End-of-Period	$569.0	$585.2	$648.7	$696.7	$737.5		$569.0	$737.5

(1)   In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased benefits by $3 million and reduced DAC amortization by $23 million.

6/30/2008									PAGE 13
Individual Markets - Life Insurance
Operational Data and Account Value Roll Forward
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Sales by Product (1) (in millions)
UL
Excluding MoneyGuard®	$144.9	$143.8	$141.2	$113.7	$123.7	-14.6%	$311.1	$237.4	-23.7%
MoneyGuard®	9.9	10.9	12.1	11.0	12.4	25.3%	17.3	23.4	35.3%
Total	154.8	154.7	153.3	124.7	136.1	-12.1%	328.4	260.8	-20.6%
Variable Universal Life	17.3	17.7	21.9	15.6	11.4	-34.1%	37.8	27.0	-28.6%
Term/Whole Life	7.9	7.5	6.9	5.1	5.4	-31.6%	17.3	10.5	-39.3%
Total	$180.0	$179.9	$182.1	$145.4	$152.9	-15.1%	$383.5	$298.3	-22.2%

First-Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$315.7	$303.8	$304.6	$245.4	$254.3	-19.4%	$683.6	$499.7	-26.9%
MoneyGuard®	65.9	72.4	80.4	73.6	82.5	25.2%	115.0	156.1	35.7%
Total	381.6	376.2	385.0	319.0	336.8	-11.7%	798.6	655.8	-17.9%
Variable Universal Life	47.8	46.4	48.9	37.0	28.8	-39.7%	100.2	65.8	-34.3%
Term/Whole Life	18.3	19.1	24.4	14.0	16.2	-11.5%	35.7	30.2	-15.4%
Total	$447.7	$441.7	$458.3	$370.0	$381.8	-14.7%	$934.5	$751.8	-19.6%

Life Insurance In Force
UL and other	$276.040	$279.933	$284.305	$286.187	$288.668	4.6%	$276.040	$288.668	4.6%
Term insurance	236.155	236.414	235.919	234.860	234.109	-0.9%	236.155	234.109	-0.9%
Total	$512.195	$516.347	$520.224	$521.047	$522.777	2.1%	$512.195	$522.777	2.1%

Interest-Sensitive Life
Balance at beginning-of-period	$22.228	$22.517	$22.818	$23.161	$23.355	5.1%	$21.890	$23.161	5.8%
Deposits	0.863	0.843	0.934	0.824	0.830	-3.8%	1.745	1.654	-5.2%
Withdrawals and deaths	(0.311)	(0.258)	(0.262)	(0.314)	(0.236)	24.1%	(0.575)	(0.550)	4.3%
Net flows	0.552	0.585	0.672	0.510	0.594	7.6%	1.170	1.104	-5.6%
Contract holder assessments (2)	(0.506)	(0.527)	(0.575)	(0.561)	(0.594)	-17.4%	(1.029)	(1.155)	-12.2%
Interest credited	0.243	0.243	0.246	0.245	0.249	2.5%	0.486	0.494	1.6%
Balance at End-of-Period (3)	$22.517	$22.818	$23.161	$23.355	$23.604	4.8%	$22.517	$23.604	4.8%

Variable Universal Life
Balance at beginning-of-period	$4.696	$4.948	$5.057	$4.961	$4.526	-3.6%	$4.600	$4.961	7.8%
Deposits	0.142	0.137	0.152	0.143	0.122	-14.1%	0.299	0.265	-11.4%
Withdrawals and deaths	(0.109)	(0.087)	(0.079)	(0.073)	(0.089)	18.3%	(0.186)	(0.162)	12.9%
Net flows	0.033	0.050	0.073	0.070	0.033	0.0%	0.113	0.103	-8.8%
Contract holder assessments	(0.080)	(0.080)	(0.082)	(0.082)	(0.081)	-1.3%	(0.159)	(0.163)	-2.5%
Investment income and change in market value	0.299	0.139	(0.087)	(0.423)	(0.005)	NM	0.394	(0.428)	NM
Balance at End-of-Period	$4.948	$5.057	$4.961	$4.526	$4.473	-9.6%	$4.948	$4.473	-9.6%

Total Life Insurance
Balance at beginning-of-period	$26.924	$27.465	$27.875	$28.122	$27.881	3.6%	$26.490	$28.122	6.2%
Deposits	1.005	0.980	1.086	0.967	0.952	-5.3%	2.044	1.919	-6.1%
Withdrawals and deaths	(0.420)	(0.345)	(0.341)	(0.387)	(0.325)	22.6%	(0.761)	(0.712)	6.4%
Net flows	0.585	0.635	0.745	0.580	0.627	7.2%	1.283	1.207	-5.9%
Contract holder assessments (2)	(0.586)	(0.607)	(0.657)	(0.643)	(0.675)	-15.2%	(1.188)	(1.318)	-10.9%
Investment income and change in market value	0.542	0.382	0.159	(0.178)	0.244	-55.0%	0.880	0.066	-92.5%
Balance at End-of-Period	$27.465	$27.875	$28.122	$27.881	$28.077	2.2%	$27.465	$28.077	2.2%

Interest Rate Yields and Spread
						Change			Change
Interest-Sensitive Products (4)						(Basis Points)			(Basis Points)
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses	6.09%	6.02%	6.05%	6.00%	5.88%	(21)	6.13%	5.95%	(18)
Commercial mortgage loan prepayment and bond makewhole premiums	0.14%	0.08%	0.15%	0.03%	0.15%	1	0.17%	0.09%	(8)
Alternative investments	0.75%	-0.01%	0.10%	0.01%	0.24%	(51)	0.44%	0.12%	(32)
Net investment income yield on reserves	6.98%	6.09%	6.30%	6.04%	6.27%	(71)	6.74%	6.16%	(58)
Interest rate credited to contract holders	4.45%	4.41%	4.41%	4.34%	4.33%	(12)	4.46%	4.33%	(13)
Interest rate spread	2.53%	1.68%	1.89%	1.70%	1.94%	(59)	2.28%	1.83%	(45)

Traditional Products (5)
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses	6.29%	6.15%	6.21%	6.12%	6.23%	(6)	6.33%	6.17%	(16)
Commercial mortgage loan prepayment and bond makewhole premiums	0.14%	0.09%	0.02%	0.11%	0.00%	(14)	0.08%	0.06%	(2)
Alternative investments	0.05%	-0.06%	0.00%	-0.02%	-0.02%	(7)	0.04%	-0.02%	(6)
Net investment income yield on reserves	6.48%	6.18%	6.23%	6.21%	6.21%	(27)	6.45%	6.21%	(24)

(1)  Sales consist of first year commissionable premiums UL, including MoneyGuard®, plus 5% of excess premiums received, including UL internal replacements, and first-year paid premiums for Whole Life and Term products.

(2) Interest-sensitive contract holder assessments in the second quarter of 2007 includes +.017 related to certain adjustments.
(3) Includes UL, interest-sensitive whole life and the fixed investment option of variable universal life products.
(4)  For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(5) For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets.  As of June 30, 2008, interest-sensitive products represented approximately 82% of total interest-sensitive and traditional earning assets.

6/30/2008									PAGE 14
Individual Markets - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$16.6	$42.6	$46.5	$31.6	$19.0	14.5%	$29.4	$50.6	72.1%
Surrender charges	10.1	9.8	9.1	9.6	9.6	-5.0%	19.8	19.2	-3.0%
Expense assessments	233.9	249.4	265.2	236.0	247.6	5.9%	444.8	483.6	8.7%
Net investment income	265.3	249.4	251.8	247.8	245.3	-7.5%	530.6	493.1	-7.1%
Operating realized gain (1)	1.3	0.9	2.2	10.2	12.4	NM	2.6	22.6	NM
Other revenues and fees (2)	96.5	94.9	97.5	87.4	84.8	-12.1%	186.8	172.2	-7.8%
Total Operating Revenues	623.7	647.0	672.3	622.6	618.7	-0.8%	1,214.0	1,241.3	2.2%

Operating Expenses
Benefits	26.7	56.3	62.0	51.4	35.2	31.8%	52.0	86.6	66.5%
Interest credited to contract holder funds	165.1	165.3	167.9	163.2	163.0	-1.3%	326.3	326.2	0.0%
Operating and acquisition expenses	267.0	255.4	287.3	251.7	268.2	0.4%	517.0	519.9	0.6%
Total Operating Expenses	458.8	477.0	517.2	466.3	466.4	1.7%	895.3	932.7	4.2%

Income from operations before federal income taxes	164.9	170.0	155.1	156.3	152.3	-7.6%	318.7	308.6	-3.2%

Federal income taxes	41.5	44.1	36.2	38.5	36.1	-13.0%	78.7	74.6	-5.2%

Income From Operations	$123.4	$125.9	$118.9	$117.8	$116.2	-5.8%	$240.0	$234.0	-2.5%

Effective Tax Rate	25.2%	25.9%	23.3%	24.6%	23.7%		24.7%	24.2%

Average Equity	$3,491.1	$3,537.8	$3,549.1	$3,561.6	$3,519.2		$3,468.9	$3,540.4
Return on Average Equity	14.1%	14.2%	13.4%	13.2%	13.2%		13.8%	13.2%

Income from Operations - Basis Points on Average Account Values - Annualized	69	68	62	64	62	(8)	69	63	(6)

Operating Realized Gain (1)
Indexed annuity net derivatives results (3)	$1.2	$0.2	$(0.1)	$(1.4)	$(0.6)	NM	$2.1	$(2.0)	NM
Guaranteed living benefits risk and profit charges (4)	1.4	1.6	1.8	5.8	10.3	NM	2.2	16.1	NM
Guaranteed death benefits hedging offset (5)	(1.3)	(0.9)	0.5	5.8	2.7	NM	(1.7)	8.5	NM
Total Operating Realized Gain	$1.3	$0.9	$2.2	$10.2	$12.4	NM	$2.6	$22.6	NM

Operating and Acquisition Expenses
Commissions	$178.9	$189.0	$212.3	$165.6	$186.4	4.2%	$330.9	$352.0	6.4%
General and administrative expenses	82.2	80.9	96.7	80.2	79.9	-2.8%	151.4	160.1	5.7%
Broker-dealer commissions and general and administrative expenses	92.8	91.8	100.5	89.2	85.1	-8.3%	180.0	174.3	-3.2%
Taxes, licenses and fees	5.7	6.0	6.1	10.4	7.7	35.1%	14.6	18.1	24.0%
Total commissions and expenses incurred	359.6	367.7	415.6	345.4	359.1	-0.1%	676.9	704.5	4.1%
Less: commissions and expenses capitalized	(189.4)	(196.2)	(230.6)	(172.8)	(191.7)	-1.2%	(346.9)	(364.5)	-5.1%
Amortization of DAC and VOBA, net of interest	96.8	83.9	102.3	79.1	100.8	4.1%	187.0	179.9	-3.8%
Net Operating and Acquisition Expenses	$267.0	$255.4	$287.3	$251.7	$268.2	0.4%	$517.0	$519.9	0.6%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (6)	46	44	51	44	42	(4)	44	43	(1)

(1) Included in income from operations.
(2) Primarily broker-dealer revenues.
(3) Changes in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products excluding the indexed annuity forward-starting option.

(4) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium. See page 17 for additional details.
(5) Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders, including our expected cost of the hedging instruments.
(6) Includes distribution costs.

6/30/2008							PAGE 15
Individual Markets - Annuities
Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (millions of dollars)

	For the Three Months Ended					For the Six Months Ended
	June	Sept.	Dec.	March	June	June	June
Roll Forward of DAC and VOBA	2007	2007	2007	2008	2008	2007	2008
Balance at beginning-of-period	$2,082.0	$2,236.8	$2,347.4	$2,477.0	$2,570.8	$2,050.4	$2,477.0
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(27.2)	-
Inter-segment transfer	-	-	-	(6.9)	-	-	(6.9)
Deferrals	189.4	196.2	230.6	172.8	191.7	346.9	364.5
Amortization, net of interest:
Unlocking	8.8	19.0	10.7	(0.6)	0.4	14.5	(0.2)
Other amortization	(105.6)	(102.9)	(113.0)	(78.5)	(101.2)	(201.5)	(179.7)
Deferrals, net of amortization included in operating and acquisition expenses	92.6	112.3	128.3	93.7	90.9	159.9	184.6
Adjustment related to realized (gains) losses
on available-for-sale securities and derivatives	(10.2)	21.1	34.8	(10.5)	(7.3)	(18.7)	(17.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities and derivatives	72.4	(22.8)	(33.5)	17.5	201.1	58.4	218.6
Business acquired	-	-	-	-	-	14.0	-
Balance at End-of-Period	$2,236.8	$2,347.4	$2,477.0	$2,570.8	$2,855.5	$2,236.8	$2,855.5

Roll Forward of DFEL
Balance at beginning-of-period	$104.6	$111.9	$122.0	$130.9	$141.6	$100.9	$130.9
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.0)	-
Deferrals	11.8	11.5	11.9	11.9	13.4	21.6	25.3
Amortization, net of interest:
Unlocking	0.2	1.4	(0.4)	0.7	(0.5)	0.7	0.2
Other amortization	(4.5)	(4.0)	(4.6)	(2.7)	(3.0)	(7.9)	(5.7)
Deferrals, net of amortization included in
expense assessments	7.5	8.9	6.9	9.9	9.9	14.4	19.8
Adjustment related to realized gains (losses)
on available-for-sale securities and derivatives	(0.2)	1.2	2.0	0.8	(0.5)	(1.4)	0.3
Balance at End-of-Period	$111.9	$122.0	$130.9	$141.6	$151.0	$111.9	$151.0

Roll Forward of DSI
Balance at beginning-of-period	$206.2	$224.7	$248.7	$278.8	$295.7	$193.7	$278.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(2.8)	-
Inter-segment transfer	-	-	-	(1.3)	-	-	(1.3)
Deferrals	27.3	29.7	35.5	25.7	26.1	50.9	51.8
Amortization, net of interest:
Unlocking	0.9	0.6	(0.9)	0.5	(0.2)	2.4	0.3
Other amortization	(8.7)	(9.1)	(10.1)	(6.1)	(8.5)	(15.9)	(14.6)
Deferrals, net of amortization included in
interest credited	19.5	21.2	24.5	20.1	17.4	37.4	37.5
Adjustment related to realized (gains) losses
on available-for-sale securities	(1.0)	2.8	5.6	(1.9)	(1.0)	(3.6)	(2.9)
Balance at End-of-Period	$224.7	$248.7	$278.8	$295.7	$312.1	$224.7	$312.1

Individual Markets - Annuities
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Fixed Annuities
Balance at beginning-of-period	$18.139	$17.867	$17.813	$17.822	$17.701	-2.4%	$18.545	$17.822	-3.9%
Business acquired	-	-	-	-	-	NM	0.040	-	-100.0%
Gross deposits	0.982	1.231	1.288	1.160	1.371	39.6%	1.803	2.531	40.4%
Withdrawals and deaths	(0.893)	(0.891)	(0.706)	(0.586)	(0.618)	30.8%	(1.780)	(1.204)	32.4%
Net flows	0.089	0.340	0.582	0.574	0.753	NM	0.023	1.327	NM
Transfer from (to) variable annuities	(0.560)	(0.589)	(0.734)	(0.680)	(0.797)	-42.3%	(1.117)	(1.477)	-32.2%
Inter-segment transfer	-	-	-	(0.089)	-	NM	-	(0.089)	NM
Interest credited	0.172	0.165	0.126	0.048	0.116	-32.6%	0.325	0.164	-49.5%
Sales inducements deferred	0.027	0.030	0.035	0.026	0.026	-3.7%	0.051	0.052	2.0%
Balance at End-of-Period (Gross)	17.867	17.813	17.822	17.701	17.799	-0.4%	17.867	17.799	-0.4%
Reinsurance ceded	(1.598)	(1.430)	(1.352)	(1.306)	(1.255)	21.5%	(1.598)	(1.255)	21.5%
Balance at End-of-Period (Net of Ceded) (1)	$16.269	$16.383	$16.470	$16.395	$16.544	1.7%	$16.269	$16.544	1.7%

Variable Annuities
Balance at beginning-of-period	$50.300	$55.171	$58.293	$58.643	$54.966	9.3%	$48.169	$58.643	21.7%
Gross deposits	2.295	2.247	2.594	1.866	2.065	-10.0%	4.295	3.931	-8.5%
Withdrawals and deaths	(1.247)	(1.296)	(1.367)	(1.259)	(1.229)	1.4%	(2.426)	(2.488)	-2.6%
Net flows	1.048	0.951	1.227	0.607	0.836	-20.2%	1.869	1.443	-22.8%
Transfer from (to) fixed annuities	0.560	0.589	0.734	0.680	0.796	42.1%	1.117	1.476	32.1%
Inter-segment transfer	-	-	-	(0.206)	-	NM	-	(0.206)	NM
Investment increase and change in market value	3.263	1.582	(1.611)	(4.758)	(0.744)	NM	4.016	(5.502)	NM
Balance at End-of-Period (2)	$55.171	$58.293	$58.643	$54.966	$55.854	1.2%	$55.171	$55.854	1.2%

Total Annuities
Balance at beginning-of-period	$68.439	$73.038	$76.106	$76.465	$72.667	6.2%	$66.714	$76.465	14.6%
Business acquired	-	-	-	-	-	NM	0.040	-	-100.0%
Gross deposits	3.277	3.478	3.882	3.026	3.436	4.9%	6.098	6.462	6.0%
Withdrawals and deaths	(2.140)	(2.187)	(2.073)	(1.845)	(1.847)	13.7%	(4.206)	(3.692)	12.2%
Net flows	1.137	1.291	1.809	1.181	1.589	39.8%	1.892	2.770	46.4%
Transfers between fixed and variable accounts	-	-	-	-	(0.001)	NM	-	(0.001)	NM
Inter-segment transfer	-	-	-	(0.295)	-	NM	-	(0.295)	NM
Interest credited and change in market value	3.435	1.747	(1.485)	(4.710)	(0.628)	NM	4.341	(5.338)	NM
Sales inducements deferred	0.027	0.030	0.035	0.026	0.026	-3.7%	0.051	0.052	2.0%
Balance at End-of-Period (Gross)	73.038	76.106	76.465	72.667	73.653	0.8%	73.038	73.653	0.8%
Reinsurance ceded	(1.598)	(1.430)	(1.352)	(1.306)	(1.255)	21.5%	(1.598)	(1.255)	21.5%
Balance at End-of-Period (Net of Ceded)	$71.440	$74.676	$75.113	$71.361	$72.398	1.3%	$71.440	$72.398	1.3%

Variable Annuities Under Agreement - Included Above	$0.164	$0.161	$0.149	$0.128	$0.120	-26.8%	$0.164	$0.120	-26.8%

Incremental Deposits: (3)
Fixed annuities	$0.976	$1.224	$1.282	$1.156	$1.365	39.9%	$1.791	$2.521	40.8%
Variable annuities	2.265	2.217	2.558	1.838	2.043	-9.8%	4.244	3.881	-8.6%
Total Incremental Deposits	$3.241	$3.441	$3.840	$2.994	$3.408	5.2%	$6.035	$6.402	6.1%

(1) Includes the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2008									PAGE 17
Individual Markets - Annuities
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.129	$0.286	$0.231	$0.086	$0.137	6.2%	$0.255	$0.223	-12.5%
Withdrawals and deaths	(0.677)	(0.651)	(0.486)	(0.378)	(0.406)	40.0%	(1.351)	(0.784)	42.0%
Net flows	$(0.548)	$(0.365)	$(0.255)	$(0.292)	$(0.269)	50.9%	$(1.096)	$(0.561)	48.8%

Gross fixed contract account values	$10.377	$10.115	$9.960	$9.767	$9.595	-7.5%	$10.377	$9.595	-7.5%
Reinsurance ceded	(1.598)	(1.430)	(1.352)	(1.306)	(1.255)	21.5%	(1.598)	(1.255)	21.5%
Net fixed contract account values	$8.779	$8.685	$8.608	$8.461	$8.340	-5.0%	$8.779	$8.340	-5.0%
	-	-	-	-	-		-	-
Indexed Annuities
Deposits	$0.191	$0.199	$0.204	$0.218	$0.356	86.4%	$0.352	$0.574	63.1%
Withdrawals and deaths	(0.061)	(0.059)	(0.062)	(0.083)	(0.102)	-67.2%	(0.123)	(0.185)	-50.4%
Net flows	$0.130	$0.140	$0.142	$0.135	$0.254	95.4%	$0.229	$0.389	69.9%

Indexed Annuity Account Values	$4.033	$4.228	$4.392	$4.465	$4.726	17.2%	$4.033	$4.726	17.2%

Fixed Portion of Variable Contracts
Deposits	$0.662	$0.746	$0.853	$0.856	$0.879	32.8%	$1.197	$1.735	44.9%
Withdrawals and deaths	(0.155)	(0.181)	(0.158)	(0.124)	(0.110)	29.0%	(0.306)	(0.234)	23.5%
Net flows	$0.507	$0.565	$0.695	$0.732	$0.769	51.7%	$0.891	$1.501	68.5%

Fixed Portion of Variable Contract Account Values	$3.458	$3.470	$3.470	$3.469	$3.478	0.6%	$3.458	$3.478	0.6%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$2.957	$2.993	$3.445	$2.721	$2.944	-0.4%	$5.492	$5.665	3.2%
Withdrawals and deaths	(1.402)	(1.477)	(1.525)	(1.383)	(1.339)	4.5%	(2.732)	(2.722)	0.4%
Net flows	$1.555	$1.516	$1.920	$1.338	$1.605	3.2%	$2.760	$2.943	6.6%
	-	-	-	-	-		-	-
Variable Contract Account Values	$58.629	$61.764	$62.112	$58.435	$59.333	1.2%	$58.629	$59.333	1.2%

Average Daily Variable Annuity Separate Account Values	$53.465	$55.827	$58.628	$55.318	$57.763	8.0%	$51.327	$56.541	10.2%

						Change			Change
Interest Rate Spread (1)						(Basis Points)			(Basis Points)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.82%	5.82%	5.85%	5.85%	5.88%	6	5.84%	5.86%	2
Commercial mortgage loan prepayment and bond make whole premiums	0.08%	0.05%	0.08%	0.03%	0.00%	(8)	0.06%	0.02%	(4)
Alternative investments	0.02%	-0.03%	0.00%	-0.01%	-0.01%	(3)	0.02%	-0.01%	(3)
Net investment income yield on reserves	5.92%	5.84%	5.93%	5.87%	5.87%	(5)	5.92%	5.87%	(5)
Interest rate credited to contract holders	3.73%	3.77%	3.76%	3.81%	3.73%	-	3.68%	3.77%	9
Interest rate spread	2.19%	2.07%	2.17%	2.06%	2.14%	(5)	2.24%	2.10%	(14)

Variable Annuity Expense Assessments (in millions) (2)	$249.7	$267.2	$286.6	$271.4	$287.0	14.9%	$474.6	$558.4	17.7%

GLB Expense Assessments (in millions) (3)	$27.2	$31.7	$37.1	$39.6	$42.7	57.0%	$51.5	$82.3	59.8%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (4)	$3.5	$3.8	$4.4	$15.8	$17.0	NM	$6.7	$32.8	NM
Attributed fee excluded from operating revenues and income from operations (5)	12.3	14.0	17.0	19.6	22.5	82.9%	23.2	42.1	81.5%
Total Attributed Fees on GLB	$15.8	$17.8	$21.4	$35.4	$39.5	150.0%	$29.9	$74.9	150.5%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$16.851	$18.364	$18.935	$18.255	$19.301	14.5%	$16.851	$19.301	14.5%
Guaranteed income benefits (7)	6.184	7.319	8.372	8.632	9.370	51.5%	6.184	9.370	51.5%
Total GLB Account Values	$23.035	$25.683	$27.307	$26.887	$28.671	24.5%	$23.035	$28.671	24.5%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits),  divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 6 and 7 and disclosed above.

(3) Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB as described in footnotes 6 and 7 and disclosed above.

(4) The portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium. The attributed fees are the fees used in the calculation of the embedded derivative. The net valuation premium represents the rider fees equal to the net present value of future benefit costs.  This portion of the attributed fee is reported in realized gain (loss) and is included in income from operations and operating revenues.

(5) Represents the portion of rider fee revenue for GLB required to fund the net valuation premium.  This portion of the attributed fee is reported in realized gain (loss) and is excluded in income from operations and operating revenues.

(6) Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(7) For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.  This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

6/30/2008									PAGE 18
Employer Markets - Defined Contribution
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Surrender charges	$2.2	$1.8	$1.8	$1.9	$1.5	-31.8%	$4.3	$3.4	-20.9%
Expense assessments	63.0	63.5	64.7	59.3	59.3	-5.9%	122.7	118.6	-3.3%
Net investment income	182.2	172.9	173.3	171.7	174.8	-4.1%	362.5	346.5	-4.4%
Operating realized gain (1)	-	-	-	-	0.1	NM	-	0.1	NM
Other revenues and fees	4.6	5.2	3.5	4.8	3.7	-19.6%	9.3	8.5	-8.6%
Total Operating Revenues	252.0	243.4	243.3	237.7	239.4	-5.0%	498.8	477.1	-4.4%

Operating Expenses
Benefits	-	-	-	-	0.1	NM	-	0.1	NM
Interest credited to contract holder funds	104.6	104.6	104.8	105.9	107.0	2.3%	209.0	212.9	1.9%
Operating and acquisition expenses	80.6	84.7	77.3	76.3	75.4	-6.5%	152.2	151.7	-0.3%
Total Operating Expenses	185.2	189.3	182.1	182.2	182.5	-1.5%	361.2	364.7	1.0%

Income from operations before federal income taxes	66.8	54.1	61.2	55.5	56.9	-14.8%	137.6	112.4	-18.3%
	-	-	-	-	-		-	-
Federal income taxes	19.5	12.9	18.1	15.1	15.7	-19.5%	40.6	30.8	-24.1%

Income From Operations	$47.3	$41.2	$43.1	$40.4	$41.2	-12.9%	$97.0	$81.6	-15.9%

Effective Tax Rate	29.2%	23.8%	29.6%	27.2%	27.6%		29.5%	27.4%

Average Equity	$906.6	$901.4	$902.7	$906.4	$933.7		$921.3	$920.0
Return on Average Equity	20.9%	18.3%	19.1%	17.8%	17.7%		21.1%	17.7%

Income From Operations - Basis Points on Average Account Values - Annualized	53	46	47	46	46	(7)	56	46	(9)

Operating Realized Gain (1)
Guaranteed living benefits risk and profit charges (2)	$-	$-	$-	$-	$0.1	NM	$-	$0.1	NM
Total Operating Realized Gain	$-	$-	$-	$-	$0.1	NM	$-	$0.1	NM

Operating and Acquisition Expenses
Commissions	$21.3	$19.9	$20.3	$19.7	$19.4	-8.9%	$40.5	$39.1	-3.5%
General and administrative expenses	54.9	59.8	53.7	51.9	52.0	-5.3%	104.7	103.9	-0.8%
Taxes, licenses and fees	4.4	2.2	2.1	4.4	3.0	-31.8%	9.5	7.4	-22.1%
Total commissions and expenses incurred	80.6	81.9	76.1	76.0	74.4	-7.7%	154.7	150.4	-2.8%
Less: commissions and expenses capitalized	(22.5)	(23.7)	(23.7)	(23.6)	(22.2)	1.3%	(44.6)	(45.8)	-2.7%
Amortization of DAC and VOBA, net of interest	22.5	26.5	24.9	23.9	23.2	3.1%	42.1	47.1	11.9%
Net Operating and Acquisition Expenses	$80.6	$84.7	$77.3	$76.3	$75.4	-6.5%	$152.2	$151.7	-0.3%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (3)	62	67	59	59	59	(3)	60	59	(1)

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$489.4	$541.9	$531.8	$513.8	$564.2	$497.6	$513.8
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-	(1.4)	-
Inter-segment transfer	-	-	-	6.9	-	-	6.9
Deferrals	22.5	23.7	23.7	23.6	22.2	44.6	45.8
Amortization, net of interest:
Unlocking	(2.0)	(5.0)	(1.2)	(2.5)	0.1	(2.5)	(2.4)
Other amortization	(20.5)	(21.5)	(23.7)	(21.4)	(23.3)	(39.6)	(44.7)
Deferrals, net of amortization included in operating and acquisition expenses	-	(2.8)	(1.2)	(0.3)	(1.0)	2.5	(1.3)
Adjustment related to realized (gains) losses on available-for-sale securities	(0.8)	(0.6)	3.4	0.6	1.0	(2.9)	1.6
Adjustment related to unrealized (gains) losses on available-for-sale securities	53.3	(6.7)	(20.2)	43.2	65.5	46.1	108.7
Balance at End-of-Period	$541.9	$531.8	$513.8	$564.2	$629.7	$541.9	$629.7

Roll Forward of DSI
Balance at beginning-of-period	$0.2	$0.3	$0.4	$0.4	$1.9	$0.1	$0.4
Inter-segment transfer	-	-	-	1.3	-	-	1.3
Deferrals	0.1	0.1	-	0.2	0.2	0.2	0.4
Amortization, net of interest:
Other amortization	-	-	-	-	(0.1)	-	(0.1)
Deferrals, net of amortization included in interest credited	0.1	0.1	-	0.2	0.1	0.2	0.3
Balance at End-of-Period	$0.3	$0.4	$0.4	$1.9	$2.0	$0.3	$2.0

(1) Included in income from operations.
(2) The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium.
(3) Includes distribution costs.

Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Fixed Annuities
Balance at beginning-of-period	$10.993	$10.940	$10.891	$10.889	$11.217	2.0%	$11.006	$10.889	-1.1%
Gross deposits	0.233	0.305	0.267	0.332	0.280	20.2%	0.531	0.612	15.3%
Withdrawals and deaths	(0.376)	(0.450)	(0.411)	(0.370)	(0.380)	-1.1%	(0.775)	(0.750)	3.2%
Net flows	(0.143)	(0.145)	(0.144)	(0.038)	(0.100)	30.1%	(0.244)	(0.138)	43.4%
Transfer from (to) variable annuities	(0.012)	(0.011)	0.031	0.172	0.073	NM	(0.028)	0.245	NM
Inter-segment transfer	-	-	-	0.089	-	NM	-	0.089	NM
Interest credited	0.102	0.107	0.111	0.105	0.104	2.0%	0.206	0.209	1.5%
Balance at End-of-Period (1)	$10.940	$10.891	$10.889	$11.217	$11.294	3.2%	$10.940	$11.294	3.2%

Variable Annuities
Balance at beginning-of-period	$17.676	$18.480	$18.581	$17.876	$16.292	-7.8%	$17.475	$17.876	2.3%
Gross deposits	0.577	0.564	0.560	0.674	0.561	-2.8%	1.232	1.235	0.2%
Withdrawals and deaths	(0.747)	(0.810)	(0.842)	(0.833)	(0.646)	13.5%	(1.560)	(1.479)	5.2%
Net flows	(0.170)	(0.246)	(0.282)	(0.159)	(0.085)	50.0%	(0.328)	(0.244)	25.6%
Transfer from (to) fixed annuities	0.007	(0.028)	(0.012)	(0.143)	(0.058)	NM	0.011	(0.201)	NM
Inter-segment transfer	-	-	-	0.206	-	NM	-	0.206	NM
Investment increase and change in market value	0.967	0.375	(0.411)	(1.488)	0.046	-95.2%	1.322	(1.442)	NM
Balance at End-of-Period (2)	$18.480	$18.581	$17.876	$16.292	$16.195	-12.4%	$18.480	$16.195	-12.4%

Total Annuities
Balance at beginning-of-period	$28.669	$29.420	$29.472	$28.765	$27.509	-4.0%	$28.481	$28.765	1.0%
Gross deposits	0.810	0.869	0.827	1.006	0.841	3.8%	1.763	1.847	4.8%
Withdrawals and deaths	(1.123)	(1.260)	(1.253)	(1.203)	(1.026)	8.6%	(2.335)	(2.229)	4.5%
Net flows	(0.313)	(0.391)	(0.426)	(0.197)	(0.185)	40.9%	(0.572)	(0.382)	33.2%
Transfers between fixed and variable accounts	(0.005)	(0.039)	0.019	0.029	0.015	NM	(0.017)	0.044	NM
Inter-segment transfer	-	-	-	0.295	-	NM	-	0.295	NM
Interest credited and change in market value	1.069	0.482	(0.300)	(1.383)	0.150	-86.0%	1.528	(1.233)	NM
Balance at End-of-Period	$29.420	$29.472	$28.765	$27.509	$27.489	-6.6%	$29.420	$27.489	-6.6%

Alliance and Smart Future Mutual Funds
Balance at beginning-of-period	$5.807	$6.543	$7.165	$7.293	$7.255	24.9%	$5.175	$7.293	40.9%
Plan/participant rollovers	0.217	0.411	0.168	0.221	0.285	31.3%	0.496	0.506	2.0%
Additional contributions	0.246	0.245	0.269	0.324	0.295	19.9%	0.501	0.619	23.6%
Gross deposits	0.463	0.656	0.437	0.545	0.580	25.3%	0.997	1.125	12.8%
Withdrawals and deaths	(0.077)	(0.132)	(0.102)	(0.068)	(0.158)	NM	(0.131)	(0.226)	-72.5%
Net flows	0.386	0.524	0.335	0.477	0.422	9.3%	0.866	0.899	3.8%
Transfers	0.040	(0.013)	(0.023)	(0.070)	(0.026)	NM	0.045	(0.096)	NM
Interest credited and change in market value	0.310	0.111	(0.184)	(0.445)	(0.098)	NM	0.457	(0.543)	NM
Balance at End-of-Period (3)	$6.543	$7.165	$7.293	$7.255	$7.553	15.4%	$6.543	$7.553	15.4%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$34.476	$35.963	$36.637	$36.058	$34.764	0.8%	$33.656	$36.058	7.1%
Gross deposits	1.273	1.525	1.264	1.551	1.421	11.6%	2.760	2.972	7.7%
Withdrawals and deaths	(1.200)	(1.392)	(1.355)	(1.271)	(1.184)	1.3%	(2.466)	(2.455)	0.4%
Net flows	0.073	0.133	(0.091)	0.280	0.237	224.7%	0.294	0.517	75.9%
Transfers	0.035	(0.052)	(0.004)	(0.041)	(0.011)	NM	0.028	(0.052)	NM
Inter-segment transfer	-	-	-	0.295	-	NM	-	0.295	NM
Interest credited and change in market value	1.379	0.593	(0.484)	(1.828)	0.052	-96.2%	1.985	(1.776)	NM
Balance at End-of-Period	$35.963	$36.637	$36.058	$34.764	$35.042	-2.6%	$35.963	$35.042	-2.6%

Variable Annuities Under Agreement - Included Above	$0.017	$0.018	$0.017	$0.015	$0.014	-17.6%	$0.017	$0.014	-17.6%

Incremental Deposits: (4)
Fixed annuities	$0.224	$0.220	$0.197	$0.285	$0.258	15.2%	$0.506	$0.543	7.3%
Variable annuities	0.631	0.556	0.551	0.667	0.553	-12.4%	1.211	1.220	0.7%
Total annuities incremental deposits	0.855	0.776	0.748	0.952	0.811	-5.1%	1.717	1.763	2.7%
Total Alliance mutual funds incremental deposits	0.464	0.656	0.437	0.545	0.580	25.0%	0.997	1.125	12.8%
Total Incremental Deposits	$1.319	$1.432	$1.185	$1.497	$1.391	5.5%	$2.714	$2.888	6.4%

(1) Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Represents amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.
(4) Represents gross deposits reduced by transfers from other Lincoln products.

6/30/2008								PAGE 20
Employer Markets - Defined Contribution
Account Value Roll Forward - By Product and Supplemental Data
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Total Micro - Small Segment
Balance at beginning-of-period	$7.689	$8.012	$8.077	$7.798	$7.218	-6.1%	$7.535	$7.798	3.5%
Gross deposits	0.378	0.391	0.365	0.498	0.389	2.9%	0.838	0.887	5.8%
Withdrawals and deaths	(0.434)	(0.481)	(0.565)	(0.569)	(0.395)	9.0%	(0.885)	(0.964)	-8.9%
Net flows	(0.056)	(0.090)	(0.200)	(0.071)	(0.006)	89.3%	(0.047)	(0.077)	-63.8%
Transfers between fixed and variable accounts	-	-	-	(0.012)	-	NM	(0.005)	(0.012)	NM
Investment increase and change in market value	0.379	0.155	(0.079)	(0.497)	0.074	-80.5%	0.529	(0.423)	NM
Balance at End-of-Period	$8.012	$8.077	$7.798	$7.218	$7.286	-9.1%	$8.012	$7.286	-9.1%

Total Mid - Large Segment
Balance at beginning-of-period	$7.734	$8.555	$9.232	$9.463	$9.621	24.4%	$6.975	$9.463	35.7%
Gross deposits	0.589	0.861	0.609	0.769	0.748	27.0%	1.302	1.517	16.5%
Withdrawals and deaths	(0.132)	(0.263)	(0.212)	(0.159)	(0.299)	NM	(0.250)	(0.458)	-83.2%
Net flows	0.457	0.598	0.397	0.610	0.449	-1.8%	1.052	1.059	0.7%
Transfers between fixed and variable accounts	0.036	(0.051)	(0.003)	(0.029)	(0.011)	NM	0.037	(0.040)	NM
Investment increase and change in market value	0.328	0.130	(0.163)	(0.423)	(0.074)	NM	0.491	(0.497)	NM
Balance at End-of-Period	$8.555	$9.232	$9.463	$9.621	$9.985	16.7%	$8.555	$9.985	16.7%

Total Multi-Fund® and Other Variable Annuities
Balance at beginning-of-period	$19.053	$19.396	$19.328	$18.797	$17.925	-5.9%	$19.146	$18.797	-1.8%
Gross deposits	0.306	0.273	0.290	0.284	0.284	-7.2%	0.620	0.568	-8.4%
Withdrawals and deaths	(0.634)	(0.648)	(0.578)	(0.543)	(0.490)	22.7%	(1.331)	(1.033)	22.4%
Net flows	(0.328)	(0.375)	(0.288)	(0.259)	(0.206)	37.2%	(0.711)	(0.465)	34.6%
Transfers between fixed and variable accounts	(0.001)	(0.001)	(0.001)	-	(0.000)	100.0%	(0.004)	(0.000)	100.0%
Inter-segment transfer	-	-	-	0.295	-	NM	-	0.295	NM
Investment increase and change in market value	0.672	0.308	(0.242)	(0.908)	0.052	-92.3%	0.965	(0.856)	NM
Balance at End-of-Period	$19.396	$19.328	$18.797	$17.925	$17.771	-8.4%	$19.396	$17.771	-8.4%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$34.476	$35.963	$36.637	$36.058	$34.764	0.8%	$33.656	$36.058	7.1%
Gross deposits	1.273	1.525	1.264	1.551	1.421	11.6%	2.760	2.972	7.7%
Withdrawals and deaths	(1.200)	(1.392)	(1.355)	(1.271)	(1.184)	1.3%	(2.466)	(2.455)	0.4%
Net flows	0.073	0.133	(0.091)	0.280	0.237	224.7%	0.294	0.517	75.9%
Transfers between fixed and variable accounts	0.035	(0.052)	(0.004)	(0.041)	(0.011)	NM	0.028	(0.052)	NM
Inter-segment transfer	-	-	-	0.295	-	NM	-	0.295	NM
Investment increase and change in market value	1.379	0.593	(0.484)	(1.828)	0.052	-96.2%	1.985	(1.776)	NM
Balance at End-of-Period (1)	$35.963	$36.637	$36.058	$34.764	$35.042	-2.6%	$35.963	$35.042	-2.6%

Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.1	$0.2	$0.2	$0.2	$0.2	28.1%	$0.3	$0.4	24.1%
Withdrawals and deaths	(0.140)	(0.215)	(0.203)	(0.160)	(0.198)	-41.4%	(0.305)	(0.358)	-17.4%
Net flows	$0.006	$0.006	$(0.014)	$0.080	$(0.011)	NM	$0.039	$0.069	76.9%

Fixed Contract Account Values	$4.917	$4.943	$4.996	$5.166	$5.221	6.2%	$4.917	$5.221	6.2%

Fixed Portion of Variable Contracts
Deposits	$0.087	$0.084	$0.079	$0.093	$0.092	5.7%	$0.187	$0.185	-1.1%
Withdrawals and deaths	(0.236)	(0.235)	(0.208)	(0.210)	(0.182)	22.9%	(0.469)	(0.392)	16.4%
Net flows	$(0.149)	$(0.151)	$(0.129)	$(0.117)	$(0.090)	39.6%	$(0.282)	$(0.207)	26.6%

Fixed Portion of Variable Contract Account Values	$6.023	$5.948	$5.893	$6.051	$6.073	0.8%	$6.023	$6.073	0.8%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$0.664	$0.648	$0.639	$0.767	$0.653	-1.7%	$1.419	$1.420	0.1%
Withdrawals and deaths	(0.982)	(1.045)	(1.050)	(1.043)	(0.828)	15.7%	(2.029)	(1.871)	7.8%
Net flows	$(0.318)	$(0.397)	$(0.411)	$(0.276)	$(0.175)	45.0%	$(0.610)	$(0.451)	26.1%

Variable Contract Account Values	$24.504	$24.528	$23.769	$22.343	$22.268	-9.1%	$24.504	$22.268	-9.1%

Average Daily Variable Annuity Account Values	$18.377	$18.162	$18.235	$16.640	$16.892	-8.1%	$17.982	$16.766	-6.8%

						Change			Change
Interest Rate Spread (2)						(Basis Points)			(Basis Points)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.95%	6.04%	6.00%	5.93%	5.89%	(6)	6.03%	5.90%	(13)
Commercial mortgage loan prepayment and bond makewhole premiums	0.09%	0.07%	0.05%	0.02%	0.05%	(4)	0.06%	0.04%	(2)
Alternative investments	0.10%	-0.10%	0.00%	-0.03%	-0.03%	(13)	0.09%	-0.03%	(12)
Net investment income yield on reserves	6.14%	6.01%	6.05%	5.92%	5.91%	(23)	6.18%	5.91%	(27)
Interest rate credited to contract holders	3.82%	3.84%	3.84%	3.81%	3.80%	(2)	3.81%	3.80%	(1)
Interest rate spread	2.32%	2.17%	2.21%	2.11%	2.11%	(21)	2.37%	2.11%	(26)

(1) Includes mutual fund account values. Mutual funds are not included in the separate accounts reported on our Consolidated Balance Sheets.
(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.  The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

6/30/2008	PAGE 21
Employer Markets - Executive Benefits
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$0.1	$0.1	$-	$0.1	$0.1	0.0%	$0.2	$0.2	0.0%
Surrender charges	-	-	0.1	-	-	NM	-	-	NM
Mortality assessments	8.2	8.4	9.0	9.1	7.6	-7.3%	17.1	16.7	-2.3%
Expense assessments	4.7	4.0	4.7	4.6	5.0	6.4%	9.3	9.6	3.2%
Net investment income	53.1	51.8	52.3	51.9	52.5	-1.1%	108.9	104.4	-4.1%
Other revenues and fees	-	(0.1)	-	(0.1)	0.2	NM	(0.1)	0.1	200.0%
Total Operating Revenues	66.1	64.2	66.1	65.6	65.4	-1.1%	135.4	131.0	-3.2%

Operating Expenses
Benefits	2.8	5.0	6.3	2.5	3.8	35.7%	5.5	6.3	14.5%
Interest credited to contract holder funds	38.1	37.8	38.0	38.4	38.6	1.3%	76.3	77.0	0.9%
Operating and acquisition expenses	8.8	8.7	3.7	6.7	6.4	-27.3%	19.0	13.1	-31.1%
Total Operating Expenses	49.7	51.5	48.0	47.6	48.8	-1.8%	100.8	96.4	-4.4%

Income from operations before federal income taxes	16.4	12.7	18.1	18.0	16.6	1.2%	34.6	34.6	0.0%

Federal income taxes	5.6	3.8	6.2	6.1	5.6	0.0%	11.9	11.7	-1.7%

Income From Operations	$10.8	$8.9	$11.9	$11.9	$11.0	1.9%	$22.7	$22.9	0.9%

Effective Tax Rate	34.1%	29.9%	34.3%	33.9%	33.7%		34.4%	33.8%

Average Equity	$345.5	$336.5	$346.3	$358.1	$361.8		$351.3	$360.0
Return on Average Equity	12.5%	10.6%	13.7%	13.3%	12.2%		12.9%	12.7%

Operating and Acquisition Expenses
Commissions	$6.8	$6.5	$14.0	$11.9	$6.4	-5.9%	$13.3	$18.3	37.6%
General and administrative expenses	1.9	3.0	2.3	2.7	2.6	36.8%	3.6	5.3	47.2%
Taxes, licenses and fees	1.0	1.0	1.5	2.0	1.0	0.0%	2.2	3.0	36.4%
Total commissions and expenses incurred	9.7	10.5	17.8	16.6	10.0	3.1%	19.1	26.6	39.3%
Less: commissions and expenses capitalized	(6.7)	(6.6)	(14.1)	(11.6)	(6.1)	9.0%	(13.6)	(17.7)	-30.1%
Amortization of DAC and VOBA, net of interest	5.8	4.8	-	1.7	2.5	-56.9%	13.5	4.2	-68.9%
Net Operating and Acquisition Expenses	$8.8	$8.7	$3.7	$6.7	$6.4	-27.3%	$19.0	$13.1	-31.1%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (1)	18	27	21	24	23	5	17	24	7

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$260.5	$276.2	$273.2	$283.0	$298.1	$265.3	$283.0
Deferrals	6.7	6.6	14.1	11.6	6.1	13.6	17.7
Amortization, net of interest:
Unlocking	(2.3)	(1.5)	2.3	1.1	0.4	(5.0)	1.5
Other amortization	(3.5)	(3.3)	(2.3)	(2.8)	(2.9)	(8.5)	(5.7)
Deferrals, net of amortization included in operating and acquisition expenses	0.9	1.8	14.1	9.9	3.6	0.1	13.5
Adjustment related to realized (gains) losses on available-for-sale securities	(0.1)	0.1	0.6	0.2	(0.2)	(0.6)	-
Adjustment related to unrealized (gains) losses on available-for-sale securities	14.9	(4.9)	(4.9)	5.0	20.1	11.4	25.1
Balance at End-of-Period	$276.2	$273.2	$283.0	$298.1	$321.6	$276.2	$321.6

Roll Forward of DFEL
Balance at beginning-of-period	$22.0	$21.9	$22.4	$23.8	$25.5	$21.7	$23.8
Deferrals	0.8	0.7	1.4	1.8	0.6	1.9	2.4
Amortization, net of interest:
Unlocking	(0.6)	0.1	0.3	0.1	(0.1)	(0.9)	-
Other amortization	(0.3)	(0.3)	(0.3)	(0.2)	(0.1)	(0.8)	(0.3)
Deferrals, net of amortization included in expense assessments	(0.1)	0.5	1.4	1.7	0.4	0.2	2.1
Balance at End-of-Period	$21.9	$22.4	$23.8	$25.5	$25.9	$21.9	$25.9

(1) Includes distribution costs.

6/30/2008	PAGE 22
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
COLI/BOLI
Balance at beginning-of-period	$4.264	$4.353	$4.391	$4.436	$4.460	4.6%	$4.305	$4.436	3.0%
Deposits (1)	0.079	0.052	0.107	0.165	0.110	39.2%	0.144	0.275	91.0%
Withdrawals and deaths (1)	(0.053)	(0.057)	(0.070)	(0.094)	(0.060)	-13.2%	(0.193)	(0.154)	20.2%
Net flows	0.026	(0.005)	0.037	0.071	0.050	92.3%	(0.049)	0.121	NM
Contract holder assessments	(0.017)	(0.017)	(0.019)	(0.020)	(0.017)	0.0%	(0.035)	(0.037)	-5.7%
Interest credited and change in market value	0.080	0.060	0.027	(0.027)	0.033	-58.8%	0.132	0.006	-95.5%
Balance at End-of-Period	$4.353	$4.391	$4.436	$4.460	$4.526	4.0%	$4.353	$4.526	4.0%

COLI/BOLI In Force	$14.809	$14.900	$15.292	$15.826	$14.939	0.9%	$14.809	$14.939	0.9%

(1)    Deposits include $0.044 billion and $0.023 billion and withdrawals and deaths include $(0.044) billion and $(0.023) billion for the first and second quarters of 2008, respectively, related to the exchange of legacy Jefferson-Pilot products with new Lincoln products.

6/30/2008	PAGE 23
Employer Markets - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$361.3	$336.8	$349.7	$370.4	$393.0	8.8%	$692.7	$763.4	10.2%
Net investment income	28.5	29.5	29.5	27.7	30.5	7.0%	56.4	58.2	3.2%
Other revenues and fees	1.2	1.2	1.4	1.3	1.4	16.7%	2.3	2.7	17.4%
Total Operating Revenues	391.0	367.5	380.6	399.4	424.9	8.7%	751.4	824.3	9.7%

Operating Expenses
Benefits	265.6	234.9	252.1	269.1	285.7	7.6%	512.3	554.8	8.3%
Interest credited to contract holder funds	-	0.1	-	0.2	0.3	NM	-	0.5	NM
Operating and acquisition expenses	80.7	81.4	85.1	89.6	89.3	10.7%	158.9	178.9	12.6%
Total Operating Expenses	346.3	316.4	337.2	358.9	375.3	8.4%	671.2	734.2	9.4%

Income from operations before federal income taxes	44.7	51.1	43.4	40.5	49.6	11.0%	80.2	90.1	12.3%

Federal income taxes	15.7	17.9	15.2	14.2	17.4	10.8%	28.1	31.6	12.5%

Income From Operations	$29.0	$33.2	$28.2	$26.3	$32.2	11.0%	$52.1	$58.5	12.3%

Effective Tax Rate	35.1%	35.0%	35.0%	35.1%	35.1%		35.0%	35.1%

Average Equity	$917.5	$936.2	$956.4	$975.8	$985.3		$916.3	$980.5
Return on Average Equity	12.6%	14.2%	11.8%	10.8%	13.1%		11.4%	11.9%

Operating and Acquisition Expenses
Commissions	$41.4	$40.4	$43.1	$43.5	$43.7	5.6%	$80.8	$87.2	7.9%
General and administrative expenses	37.5	37.9	42.8	41.7	40.8	8.8%	70.2	82.5	17.5%
Taxes, licenses and fees	9.5	8.1	6.2	10.0	9.0	-5.3%	19.2	19.0	-1.0%
Total commissions and expenses incurred	88.4	86.4	92.1	95.2	93.5	5.8%	170.2	188.7	10.9%
Less: commissions and expenses capitalized	(13.5)	(13.1)	(16.7)	(13.7)	(13.0)	3.7%	(24.7)	(26.7)	-8.1%
Amortization of DAC and VOBA, net of interest	5.8	8.1	9.7	8.1	8.8	51.7%	13.4	16.9	26.1%
Net Operating and Acquisition Expenses	$80.7	$81.4	$85.1	$89.6	$89.3	10.7%	$158.9	$178.9	12.6%

General and Administrative Expenses as a Percentage of Premiums	10.4%	11.3%	12.2%	11.3%	10.4%		10.1%	10.8%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$103.7	$111.4	$116.4	$123.4	$129.0		$137.6	$123.4
Cumulative effect of adoption of SOP 05-1	-	-	-	-	-		(37.5)	-
Deferrals	13.5	13.1	16.7	13.7	13.0		24.7	26.7
Amortization, net of interest	(5.8)	(8.1)	(9.7)	(8.1)	(8.8)		(13.4)	(16.9)
Deferrals, net of amortization included in operating and acquisition expenses	7.7	5.0	7.0	5.6	4.2		11.3	9.8
Balance at End-of-Period	$111.4	$116.4	$123.4	$129.0	$133.2		$111.4	$133.2

Annualized Sales
Life	$23.8	$22.0	$53.9	$21.3	$23.4	-1.7%	$46.3	$44.7	-3.5%
Disability	28.9	30.5	72.1	24.9	29.9	3.5%	57.5	54.8	-4.7%
Dental	9.5	8.3	16.6	7.9	11.3	18.9%	19.0	19.2	1.1%

Premiums
Life	$125.0	$123.4	$126.5	$132.9	$133.8	7.0%	$243.6	$266.7	9.5%
Disability	150.4	151.1	155.2	163.2	167.0	11.0%	295.2	330.2	11.9%
Dental	33.5	34.1	35.2	36.5	37.4	11.6%	66.5	73.9	11.1%
Other	52.4	28.2	32.8	37.8	54.8	4.6%	87.4	92.6	5.9%
Total	$361.3	$336.8	$349.7	$370.4	$393.0	8.8%	$692.7	$763.4	10.2%

Product Line Results
Life	$10.0	$11.0	$11.2	$10.1	$11.4	14.0%	$18.6	$21.5	15.6%
Disability	18.1	18.8	13.7	15.4	19.9	9.9%	31.4	35.3	12.4%
Dental	(0.1)	1.3	2.1	(0.3)	(0.4)	NM	0.1	(0.7)	NM
Other	1.0	2.1	1.2	1.1	1.3	30.0%	2.0	2.4	20.0%
Total	$29.0	$33.2	$28.2	$26.3	$32.2	11.0%	$52.1	$58.5	12.3%

Loss Ratios
Life	73.9%	71.2%	72.1%	71.9%	72.3%	-2.2%	74.5%	72.1%	-3.2%
Disability	66.4%	65.0%	69.1%	68.1%	66.1%	-0.5%	67.9%	67.1%	-1.2%
Dental	79.3%	74.9%	73.1%	80.8%	81.1%	2.3%	79.2%	81.0%	2.3%
Combined Loss Ratios	70.8%	68.6%	70.7%	71.0%	70.2%	-0.8%	71.8%	70.6%	-1.7%

6/30/2008	PAGE 24
Investment Management
Income Statements
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Investment advisory fees - external	$92.7	$89.0	$87.7	$76.2	$75.8	-18.2%	$183.0	$152.0	-16.9%
Investment advisory fees - inter-segment	19.6	22.6	20.3	20.0	20.6	5.1%	44.1	40.6	-7.9%
Other revenues and fees	38.7	38.5	31.0	24.1	27.9	-27.9%	74.0	52.0	-29.7%
Total Operating Revenues	151.0	150.1	139.0	120.3	124.3	-17.7%	301.1	244.6	-18.8%

Operating Expenses
Operating and administrative expenses	133.1	116.0	96.8	101.1	100.8	-24.3%	257.7	201.9	-21.7%
Total Operating Expenses	133.1	116.0	96.8	101.1	100.8	-24.3%	257.7	201.9	-21.7%

Income from operations before federal income taxes	17.9	34.1	42.2	19.2	23.5	31.3%	43.4	42.7	-1.6%

Federal income taxes	6.6	12.3	15.2	7.1	8.5	28.8%	15.9	15.6	-1.9%

Income From Operations	$11.3	$21.8	$27.0	$12.1	$15.0	32.7%	$27.5	$27.1	-1.5%

Effective Tax Rate	36.9%	36.1%	36.0%	37.0%	36.2%		36.6%	36.5%

Pre-Tax Operating Margin	11.9%	22.7%	30.4%	16.0%	18.9%		14.4%	17.5%
After-Tax Operating Margin	7.5%	14.5%	19.4%	10.1%	12.1%		9.1%	11.1%

Operating and Administrative Expenses
General and administrative expenses	$116.8	$100.5	$81.0	$87.6	$85.9	-26.5%	$223.2	$173.5	-22.3%
Depreciation and amortization	2.5	2.5	2.3	2.2	2.1	-16.0%	5.2	4.3	-17.3%
Sub-advisory fees	8.4	7.7	8.1	7.2	7.4	-11.9%	18.4	14.6	-20.7%
Total general and administrative expenses	127.7	110.7	91.4	97.0	95.4	-25.3%	246.8	192.4	-22.0%
Taxes, licenses and fees	4.0	3.9	4.0	3.6	4.9	22.5%	8.1	8.5	4.9%
Amortization of intangibles	1.4	1.4	1.4	0.5	0.5	-64.3%	2.8	1.0	-64.3%
Total Operating and Administrative Expenses	$133.1	$116.0	$96.8	$101.1	$100.8	-24.3%	$257.7	$201.9	-21.7%

6/30/2008	PAGE 25
Investment Management
Assets Under Management Roll Forward
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Retail Fixed
Balance at beginning-of-period	$11.644	$12.303	$13.014	$13.463	$14.168	21.7%	$10.993	$13.463	22.5%
Sales (1)	1.496	1.466	1.635	1.981	1.533	2.5%	2.861	3.514	22.8%
Redemptions (2)	(1.062)	(1.060)	(1.330)	(1.395)	(1.238)	-16.6%	(1.971)	(2.633)	-33.6%
Exchanges	(0.005)	0.027	0.017	0.054	0.030	NM	0.009	0.084	NM
Net flows	0.429	0.433	0.322	0.640	0.325	-24.2%	0.899	0.965	7.3%
Net investment gains and change in market value	0.119	0.278	0.145	0.065	(0.095)	NM	0.300	(0.030)	NM
Transfer of assets to third-party (2)	(0.055)	-	(0.018)	-	-	100.0%	(0.055)	-	100.0%
Transfer of assets to an intercompany manager (3)	0.166	-	-	-	-	-100.0%	0.166	-	-100.0%
Balance at End-of-Period (4)	$12.303	$13.014	$13.463	$14.168	$14.398	17.0%	$12.303	$14.398	17.0%

Retail Equity
Balance at beginning-of-period	$40.250	$38.586	$38.166	$36.250	$31.463	-21.8%	$39.627	$36.250	-8.5%
Sales (1)	1.779	1.345	1.957	1.514	1.063	-40.2%	4.016	2.577	-35.8%
Redemptions (2)	(2.487)	(2.084)	(2.903)	(2.752)	(2.292)	7.8%	(4.942)	(5.044)	-2.1%
Exchanges	0.004	(0.029)	(0.025)	(0.057)	(0.033)	NM	(0.015)	(0.090)	NM
Net flows	(0.704)	(0.768)	(0.971)	(1.295)	(1.262)	-79.3%	(0.941)	(2.557)	NM
Net investment gains and change in market value	2.190	0.348	(0.915)	(3.492)	(0.431)	NM	3.050	(3.923)	NM
Transfer of assets to third-party (2)	(0.099)	-	(0.030)	-	-	100.0%	(0.099)	-	100.0%
Transfer of assets to an intercompany manager (3)	(3.051)	-	-	-	-	100.0%	(3.051)	-	100.0%
Balance at End-of-Period (4)	$38.586	$38.166	$36.250	$31.463	$29.770	-22.8%	$38.586	$29.770	-22.8%

Total Retail
Balance at beginning-of-period	$51.894	$50.889	$51.180	$49.713	$45.631	-12.1%	$50.620	$49.713	-1.8%
Retail sales - annuities	0.903	0.891	0.953	1.562	0.786	-13.0%	2.203	2.348	6.6%
Retail sales - mutual funds	1.897	1.543	2.241	1.592	1.407	-25.8%	3.649	2.999	-17.8%
Retail sales - managed accounts and other	0.475	0.377	0.398	0.341	0.403	-15.2%	1.025	0.744	-27.4%
Total retail sales (1)	3.275	2.811	3.592	3.495	2.596	-20.7%	6.877	6.091	-11.4%
Redemptions (2)	(3.549)	(3.144)	(4.233)	(4.147)	(3.530)	0.5%	(6.913)	(7.677)	-11.1%
Exchanges	(0.001)	(0.002)	(0.008)	(0.003)	(0.003)	NM	(0.006)	(0.006)	0.0%
Net flows	(0.275)	(0.335)	(0.649)	(0.655)	(0.937)	NM	(0.042)	(1.592)	NM
Net investment gains and change in market value	2.309	0.626	(0.770)	(3.427)	(0.526)	NM	3.350	(3.953)	NM
Transfer of assets to third-party (2)	(0.154)	-	(0.048)	-	-	100.0%	(0.154)	-	100.0%
Transfer of assets to an intercompany manager (3)	(2.885)	-	-	-	-	100.0%	(2.885)	-	100.0%
Balance at End-of-Period (4)	$50.889	$51.180	$49.713	$45.631	$44.168	-13.2%	$50.889	$44.168	-13.2%

Institutional Fixed
Balance at beginning-of-period	$23.469	$23.565	$24.837	$12.746	$12.409	-47.1%	$22.841	$12.746	-44.2%
Inflows (1)	1.513	2.234	0.577	0.242	0.330	-78.2%	3.073	0.573	-81.4%
Withdrawals/terminations	(1.271)	(1.306)	(0.673)	(0.638)	(0.556)	56.3%	(1.751)	(1.195)	31.8%
Exchanges	-	(0.001)	0.138	0.002	-	NM	-	0.002	NM
Net flows	0.242	0.927	0.042	(0.394)	(0.226)	NM	1.322	(0.620)	NM
Net investment gains and change in market value	(0.146)	0.345	0.180	0.057	(0.113)	22.6%	0.182	(0.056)	NM
Transfer of assets to third-party (5)	-	-	(12.313)	-	-	NM	(0.780)	-	100.0%
Balance at End-of-Period (4)	$23.565	$24.837	$12.746	$12.409	$12.070	-48.8%	$23.565	$12.070	-48.8%
	-	-	-	-	-		-	-
Institutional Equity
Balance at beginning-of-period	$22.782	$23.271	$23.699	$22.898	$20.498	-10.0%	$23.845	$22.898	-4.0%
Inflows (1)	1.363	0.702	1.653	0.986	0.580	-57.4%	2.234	1.567	-29.9%
Withdrawals/terminations	(1.753)	(1.202)	(1.996)	(1.100)	(0.889)	49.3%	(4.026)	(1.990)	50.6%
Exchanges	-	(0.001)	(0.001)	(0.002)	-	NM	-	(0.002)	NM
Net flows	(0.390)	(0.501)	(0.344)	(0.116)	(0.309)	20.8%	(1.792)	(0.425)	76.3%
Net investment gains and change in market value	1.242	0.929	(0.457)	(2.284)	(0.736)	NM	1.581	(3.020)	NM
Transfer of assets to an intercompany manager (3)	(0.363)	-	-	-	-	100.0%	(0.363)	-	100.0%
Balance at End-of-Period (4)	$23.271	$23.699	$22.898	$20.498	$19.453	-16.4%	$23.271	$19.453	-16.4%

Total Institutional
Balance at beginning-of-period	$46.251	$46.836	$48.536	$35.644	$32.907	-28.9%	$46.686	$35.644	-23.7%
Inflows (1)	2.876	2.936	2.230	1.228	0.910	-68.4%	5.307	2.140	-59.7%
Withdrawals/terminations	(3.024)	(2.508)	(2.669)	(1.738)	(1.445)	52.2%	(5.777)	(3.185)	44.9%
Exchanges	-	(0.002)	0.137	-	-	NM	-	-	NM
Net flows	(0.148)	0.426	(0.302)	(0.510)	(0.535)	NM	(0.470)	(1.045)	NM
Net investment gains and change in market value	1.096	1.274	(0.277)	(2.227)	(0.849)	NM	1.763	(3.076)	NM
Transfer of assets to third-party (5)	-	-	(12.313)	-	-	NM	(0.780)	-	100.0%
Transfer of assets to an intercompany manager (3)	(0.363)	-	-	-	-	100.0%	(0.363)	-	100.0%
Balance at End-of-Period (4)	$46.836	$48.536	$35.644	$32.907	$31.523	-32.7%	$46.836	$31.523	-32.7%

Total Retail and Institutional - At End-of-Period (4)	$97.725	$99.716	$85.357	$78.538	$75.691	-22.5%	$97.725	$75.691	-22.5%

General Account Assets - At End-of-Period	$66.423	$67.324	$67.417	$67.339	$65.997	-0.6%	$66.423	$65.997	-0.6%

Total Assets Under Management
at End-of-Period	$164.148	$167.040	$152.774	$145.877	$141.688	-13.7%	$164.148	$141.688	-13.7%

Total Retail and Institutional - Net Flows (2)	$(0.423)	$0.091	$(0.951)	$(1.165)	$(1.472)	NM	$(0.512)	$(2.637)	NM

Sub-Advised Assets, Included in Assets
Under Management Above
Retail	$16.329	$16.380	$16.219	$14.212	$13.651	-16.4%	$16.329	$13.651	-16.4%
Institutional	4.594	4.734	4.570	4.071	3.794	-17.4%	4.594	3.794	-17.4%
Total Sub-Advised Assets	$20.923	$21.114	$20.789	$18.283	$17.445	-16.6%	$20.923	$17.445	-16.6%

(1) Sales and in-flows include dividend reinvestments.
(2)   Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware's decision to exit the 529 Plan business.  529 Plan assets which transferred in 2Q07 and 4Q07 are reflected in Transfer of assets to third-party.

(3) Reflects assets that were transferred to an intercompany manager which did not impact Lincoln's consolidated assets under management.
(4) Includes inter-segment and external assets under management.
(5) Reflects the sale of a portion of our institutional fixed-income business to an unaffiliated investment management company in 4Q07.

6/30/2008	PAGE 25(B)
Investment Management
Assets Under Management Roll Forward (Continued) (1)
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change

Inter-Segment Assets - Retail and Institutional
Balance at beginning-of-period	$12.982	$10.226	$10.175	$9.672	$9.191	-29.2%	$13.729	$9.672	-29.6%
Sales/inflows	0.708	0.544	0.743	0.718	0.375	-47.0%	1.209	1.093	-9.6%
Redemptions/withdrawals/terminations	(0.766)	(0.754)	(1.148)	(0.679)	(0.543)	29.1%	(1.500)	(1.222)	18.5%
Exchanges	-	-	0.133	-	-	NM	-	-	NM
Net flows	(0.058)	(0.210)	(0.272)	0.039	(0.168)	NM	(0.291)	(0.129)	55.7%
Net investment gains and change in market value	0.550	0.159	(0.231)	(0.520)	(0.028)	NM	0.817	(0.548)	NM
Transfer of assets to an intercompany manager	(3.248)	-	-	-	-	100.0%	(4.029)	-	100.0%
Balance at End-of-Period	$10.226	$10.175	$9.672	$9.191	$8.995	-12.0%	$10.226	$8.995	-12.0%

Inter-Segment Assets - General Account at End-of-Period	$66.423	$67.324	$67.417	$67.339	$65.997	-0.6%	$66.423	$65.997	-0.6%

Total Inter-Segment Assets at End-of-Period	$76.649	$77.499	$77.089	$76.530	$74.992	-2.2%	$76.649	$74.992	-2.2%

Total External
Balance at beginning-of-period (2)	$85.164	$87.499	$89.541	$75.686	$69.346	-18.6%	$83.577	$75.686	-9.4%
Sales/inflows	5.442	5.202	5.081	4.004	3.132	-42.4%	10.976	7.136	-35.0%
Redemptions/withdrawals/terminations	(5.807)	(4.898)	(5.754)	(5.207)	(4.433)	23.7%	(11.191)	(9.640)	13.9%
Exchanges	(0.001)	(0.003)	(0.004)	(0.003)	(0.002)	-100.0%	(0.006)	(0.005)	16.7%
Net flows	(0.366)	0.301	(0.678)	(1.205)	(1.303)	NM	(0.221)	(2.509)	NM
Net investment gains and change in market value	2.854	1.741	(0.817)	(5.134)	(1.347)	NM	4.296	(6.481)	NM
Transfer of assets to third-party	(0.153)	-	(12.361)	-	-	100.0%	(0.153)	-	100.0%
Balance at End-of-Period	$87.499	$89.541	$75.686	$69.346	$66.696	-23.8%	$87.499	$66.696	-23.8%

(1) This roll forward breaks out total assets under management by inter-segment and external balances which include both retail and institutional assets under management.
(2) Includes Delaware's VIP funds. Lincoln Financial insurance subsidiaries as well as unaffiliated insurers participate in these funds.

6/30/2008	PAGE 26
Lincoln UK
Income Statements
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$24.4	$25.5	$21.2	$19.0	$26.4	8.2%	$48.5	$45.4	-6.4%
Mortality assessments	8.9	9.2	9.1	9.1	9.1	2.2%	18.9	18.2	-3.7%
Expense assessments	39.9	33.0	46.5	37.1	42.6	6.8%	77.1	79.7	3.4%
Net investment income	19.4	20.9	21.5	20.3	19.8	2.1%	38.7	40.1	3.6%
Other revenues and fees	-	-	-	0.1	-	NM	0.1	0.1	0.0%
Total Operating Revenues	92.6	88.6	98.3	85.6	97.9	5.7%	183.3	183.5	0.1%

Operating Expenses
Benefits	34.4	30.2	36.9	30.7	30.2	-12.2%	70.5	60.9	-13.6%
Operating and acquisition expenses	40.2	42.5	41.9	38.5	40.0	-0.5%	78.1	78.5	0.5%
Total Operating Expenses	74.6	72.7	78.8	69.2	70.2	-5.9%	148.6	139.4	-6.2%

Income from operations before federal income taxes	18.0	15.9	19.5	16.4	27.7	53.9%	34.7	44.1	27.1%

Federal income taxes	6.3	5.6	6.8	5.7	9.7	54.0%	12.2	15.5	27.0%

Income From Operations	$11.7	$10.3	$12.7	$10.7	$18.0	53.8%	$22.5	$28.6	27.1%

Effective Tax Rate	35.0%	35.2%	34.9%	34.8%	35.0%		35.2%	35.1%

Average Equity	$384.9	$379.1	$368.5	$375.7	$384.6		$386.2	$380.2
Return on Average Equity	12.2%	10.9%	13.8%	11.4%	18.7%		11.7%	15.0%

Operating and Acquisition Expenses
Commissions	$1.0	$1.3	$1.5	$1.0	$1.0	0.0%	$2.1	$2.0	-4.8%
General and administrative expenses	26.8	26.9	28.1	26.6	25.9	-3.4%	53.2	52.5	-1.3%
Total commissions and expenses incurred	27.8	28.2	29.6	27.6	26.9	-3.2%	55.3	54.5	-1.4%
Less: commissions and expenses capitalized	(0.6)	(1.5)	(1.4)	(0.6)	(0.7)	-16.7%	(1.2)	(1.3)	-8.3%
Amortization of DAC and VOBA, net of interest	13.0	15.8	13.7	11.5	13.8	6.2%	24.0	25.3	5.4%
Net Operating and Acquisition Expenses	$40.2	$42.5	$41.9	$38.5	$40.0	-0.5%	$78.1	$78.5	0.5%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$802.6	$806.5	$807.3	$772.1	$760.4		$809.0	$772.1
Deferrals	0.6	1.5	1.4	0.6	0.7		1.2	1.3
Amortization, net of interest:
Unlocking	(0.1)	(0.9)	(0.9)	1.3	(0.3)		0.6	1.0
Other amortization	(12.9)	(14.9)	(12.8)	(12.8)	(13.5)		(24.6)	(26.3)
Deferrals, net of amortization included in operating and acquisition expenses	(12.4)	(14.3)	(12.3)	(10.9)	(13.1)		(22.8)	(24.0)
Foreign currency translation adjustment	16.3	15.1	(22.9)	(0.8)	2.6		20.3	1.8
Balance at End-of-Period	$806.5	$807.3	$772.1	$760.4	$749.9		$806.5	$749.9

Roll Forward of DFEL
Balance at beginning-of-period	$400.4	$402.6	$398.2	$379.3	$371.5		$404.5	$379.3
Deferrals	0.7	0.8	0.9	0.9	0.6		1.6	1.5
Amortization, net of interest:
Unlocking	0.1	(5.3)	(1.0)	(0.5)	1.2		(0.9)	0.7
Other amortization	(6.7)	(7.4)	(7.5)	(7.7)	(7.9)		(12.7)	(15.6)
Deferrals, net of amortization included in expense assessments	(5.9)	(11.9)	(7.6)	(7.3)	(6.1)		(12.0)	(13.4)
Foreign currency translation adjustment	8.1	7.5	(11.3)	(0.5)	1.4		10.1	0.9
Balance at End-of-Period	$402.6	$398.2	$379.3	$371.5	$366.8		$402.6	$366.8

6/30/2008	PAGE 27
Lincoln UK
Operational Data
Unaudited (billions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Unit-Linked Assets
Balance at beginning-of-period	$8.906	$9.168	$9.192	$8.850	$8.079	-9.3%	$8.757	$8.850	1.1%
Deposits	0.100	0.079	0.075	0.060	0.101	1.0%	0.168	0.161	-4.2%
Withdrawals (including charges) and deaths	(0.251)	(0.251)	(0.227)	(0.213)	(0.227)	9.6%	(0.491)	(0.439)	10.6%
Net flows	(0.151)	(0.172)	(0.152)	(0.153)	(0.126)	16.6%	(0.323)	(0.278)	13.9%
Investment income and change in market value	0.229	0.025	0.070	(0.608)	(0.150)	NM	0.506	(0.758)	NM
Foreign currency adjustment	0.184	0.171	(0.260)	(0.010)	0.030	-83.7%	0.228	0.019	-91.7%
Balance at End-of-Period	$9.168	$9.192	$8.850	$8.079	$7.833	-14.6%	$9.168	$7.833	-14.6%

Individual Life In Force	$19.605	$19.757	$19.022	$18.283	$18.009	-8.1%	$19.605	$18.009	-8.1%

Exchange Rate - Dollars to Pounds
For-the-period	1.989	2.025	2.051	1.987	1.986	-0.2%	1.977	1.987	0.5%
End-of-period	2.008	2.046	1.987	1.985	1.992	-0.8%	2.008	1.992	-0.8%

6/30/2008	PAGE 28
Other Operations (1)
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change

Operating Revenues
Insurance premiums	$(1.2)	$1.3	$0.7	$1.4	$1.6	233.3%	$1.5	$3.0	100.0%
Net investment income	91.4	92.6	101.3	98.6	87.1	-4.7%	178.6	185.7	4.0%
Amortization of deferred gain on business sold through reinsurance (2)	18.6	18.6	18.6	18.5	18.4	-1.1%	37.2	36.9	-0.8%
Other revenues and fees	5.6	(3.6)	1.2	(2.3)	0.6	-89.3%	5.4	(1.7)	NM
Communications revenues	28.8	26.6	26.5	21.7	22.9	-20.5%	53.7	44.6	-16.9%
Inter-segment elimination of investment advisory fees	(19.6)	(22.6)	(20.3)	(20.0)	(20.6)	-5.1%	(44.1)	(40.6)	7.9%
Total Operating Revenues	123.6	112.9	128.0	117.9	110.0	-11.0%	232.3	227.9	-1.9%

Operating Expenses
Benefits	38.2	35.6	36.4	27.8	28.9	-24.3%	74.2	56.9	-23.3%
Interest credited to contract holder funds	44.5	48.4	47.8	45.8	41.8	-6.1%	88.1	87.6	-0.6%
Operating and acquisition expenses	38.5	48.2	55.2	34.9	46.7	21.3%	60.0	81.6	36.0%
Taxes, licenses and fees	0.5	3.9	5.1	2.1	1.1	120.0%	3.9	3.2	-17.9%
Interest and debt expenses	73.1	68.2	80.3	75.4	64.8	-11.4%	135.5	140.2	3.5%
Communications expenses	15.2	13.2	13.5	15.5	15.4	1.3%	29.8	30.9	3.7%
Inter-segment elimination of investment advisory fees	(19.6)	(22.6)	(20.3)	(20.0)	(20.6)	-5.1%	(44.1)	(40.6)	7.9%
Total Operating Expenses	190.4	194.9	218.0	181.5	178.1	-6.5%	347.4	359.8	3.6%

Loss from operations before federal income taxes	(66.8)	(82.0)	(90.0)	(63.6)	(68.1)	-1.9%	(115.1)	(131.9)	-14.6%

Federal income taxes	(30.6)	(32.4)	(30.6)	(21.3)	(23.7)	22.5%	(51.0)	(45.3)	11.2%

Loss From Operations	$(36.2)	$(49.6)	$(59.4)	$(42.3)	$(44.4)	-22.7%	$(64.1)	$(86.6)	-35.1%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$2.729	$2.720	$2.094	$2.074	$2.051	-24.8%	$2.729	$2.051	-24.8%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change

Discontinued Operations Before Disposal
Income from discontinued operations before federal income taxes	$9.7	$10.2	$13.9	$7.4	$-	-100.0%	$21.5	$7.4	-65.6%
Federal income taxes	3.4	3.6	4.8	2.6	-	-100.0%	7.6	2.6	-65.8%
Income From Discontinued Operations Before Disposal	6.3	6.6	9.1	4.8	-	-100.0%	13.9	4.8	-65.5%

Disposal
Gain (loss) on disposal before federal income taxes	-	-	57.1	(12.3)	(0.4)	NM	-	(12.7)	NM
Federal income taxes	-	-	193.0	(3.3)	(0.1)	NM	-	(3.4)	NM
Loss on Disposal	-	-	(135.9)	(9.0)	(0.3)	NM	-	(9.3)	NM

Income (Loss) From Discontinued Operations	$6.3	$6.6	$(126.8)	$(4.2)	$(0.3)	NM	$13.9	$(4.5)	NM

(1) Includes inter-segment eliminations of transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

6/30/2008	PAGE 29
Consolidated Domestic Deposits/Account Balances
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Deposits - For the Period
Individual Markets - fixed annuities (1)	$0.982	$1.231	$1.288	$1.160	$1.371	39.6%	$1.803	$2.531	40.4%
Individual Markets - variable annuities	2.295	2.247	2.594	1.866	2.065	-10.0%	4.295	3.931	-8.5%
Individual Markets - Life Insurance	1.005	0.980	1.086	0.967	0.952	-5.3%	2.044	1.919	-6.1%
Employer Markets - fixed annuities	0.233	0.305	0.267	0.332	0.280	20.2%	0.531	0.612	15.3%
Employer Markets - variable products (2)	1.040	1.220	0.997	1.219	1.141	9.7%	2.229	2.360	5.9%
Employer Markets - Executive Benefits	0.079	0.052	0.107	0.165	0.110	39.2%	0.144	0.275	91.0%
Investment Management - annuities	0.903	0.891	0.953	1.562	0.786	-13.0%	2.203	2.348	6.6%
Investment Management - mutual funds	1.897	1.543	2.241	1.592	1.407	-25.8%	3.649	2.999	-17.8%
Investment Management - managed account and other	0.475	0.377	0.398	0.341	0.403	-15.2%	1.025	0.744	-27.4%
Consolidating adjustments	(0.890)	(0.878)	(0.926)	(1.494)	(0.776)	12.8%	(1.689)	(2.270)	-34.4%
Total Gross Retail Deposits	8.019	7.968	9.005	7.710	7.739	-3.5%	16.234	15.449	-4.8%

Investment Management - institutional	2.876	2.936	2.230	1.228	0.910	-68.4%	5.307	2.140	-59.7%
Consolidating adjustments	(0.188)	(0.030)	(0.192)	(0.092)	(0.034)	81.9%	(0.299)	(0.126)	57.9%
Total Gross Deposits	$10.707	$10.874	$11.043	$8.846	$8.615	-19.5%	$21.242	$17.463	-17.8%

Account Balances - End of Period
Individual Markets - fixed annuities (1)	$16.269	$16.383	$16.470	$16.395	$16.544	1.7%	$16.269	$16.544	1.7%
Individual Markets - variable annuities	55.171	58.293	58.643	54.966	55.854	1.2%	55.171	55.854	1.2%
Individual Markets - Life Insurance	27.465	27.875	28.122	27.881	28.077	2.2%	27.465	28.077	2.2%
Employer Markets - fixed annuities	10.940	10.891	10.889	11.217	11.294	3.2%	10.940	11.294	3.2%
Employer Markets - variable products (2)	25.023	25.746	25.169	23.547	23.748	-5.1%	25.023	23.748	-5.1%
Employer Markets - Executive Benefits	4.353	4.391	4.436	4.460	4.526	4.0%	4.353	4.526	4.0%
Investment Management - annuities	12.780	12.814	12.282	11.697	11.700	-8.5%	12.780	11.700	-8.5%
Investment Management - mutual funds	19.894	20.274	19.793	18.690	18.176	-8.6%	19.894	18.176	-8.6%
Investment Management - managed account and other	18.215	18.092	17.638	15.244	14.292	-21.5%	18.215	14.292	-21.5%
Consolidating adjustments	(12.240)	(12.300)	(11.798)	(11.264)	(11.286)	7.8%	(12.240)	(11.286)	7.8%
Total Retail Account Balances	177.870	182.459	181.644	172.833	172.925	-2.8%	177.870	172.925	-2.8%

Investment Management - institutional	46.836	48.536	35.644	32.907	31.523	-32.7%	46.836	31.523	-32.7%
Consolidating adjustments	(2.604)	(2.529)	(2.357)	(2.208)	(2.124)	18.4%	(2.604)	(2.124)	18.4%
Total Account Balances	$222.102	$228.466	$214.931	$203.532	$202.324	-8.9%	$222.102	$202.324	-8.9%

Total Domestic Net Flows
Unaudited (in billions)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Retail Net Flows
Individual Markets - Life Insurance	$0.585	$0.635	$0.745	$0.580	$0.627	7.2%	$1.283	$1.207	-5.9%
Individual Markets - Annuities	1.137	1.291	1.809	1.181	1.589	39.8%	1.892	2.770	46.4%
Employer Markets - Defined Contribution	0.073	0.133	(0.091)	0.280	0.237	224.7%	0.294	0.517	75.9%
Employer Markets - Executive Benefits	0.026	(0.005)	0.037	0.071	0.050	92.3%	(0.049)	0.121	NM
Investment Management - retail	(0.275)	(0.335)	(0.649)	(0.655)	(0.937)	NM	(0.042)	(1.592)	NM
Consolidating adjustments	0.330	0.071	0.140	(0.098)	(0.075)	NM	0.326	(0.173)	NM
Total Retail Net Flows	1.876	1.790	1.991	1.359	1.491	-20.5%	3.704	2.850	-23.1%

Investment Management - institutional	(0.148)	0.426	(0.302)	(0.510)	(0.535)	NM	(0.470)	(1.045)	NM
Consolidating adjustments	(0.026)	0.128	0.132	0.030	0.052	300.0%	0.022	0.082	272.7%
Total Net Flows	$1.702	$2.344	$1.821	$0.879	$1.008	-40.8%	$3.256	$1.887	-42.0%

(1) Includes fixed portion of variable annuities.
(2) Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.

6/30/2008	PAGE 30
Consolidated Investment Data - Assets Managed
Unaudited (in billions)

	As of
	June	Sept.	Dec.	March	June	%
	2007	2007	2007	2008	2008	Change
Assets Managed by Source
LNC's investments and cash:
Available-for-sale fixed maturity securities	$55.447	$56.086	$56.276	$55.624	$54.518	-1.7%
Available-for-sale equity securities	0.687	0.670	0.518	0.474	0.465	-32.3%
Trading securities	2.818	2.717	2.730	2.714	2.551	-9.5%
Other investments	11.880	12.040	12.398	12.743	12.669	6.6%
Total LNC investments	70.833	71.513	71.922	71.555	70.201	-0.9%
Separate accounts	89.497	92.903	91.113	84.703	85.295	-4.7%
Cash and invested cash	0.989	1.328	1.666	2.447	1.921	94.2%
Total LNC	161.319	165.744	164.700	158.705	157.418	-2.4%
Non-affiliate assets managed	83.709	85.684	71.975	66.020	63.197	-24.5%
Total Assets Managed	$245.028	$251.428	$236.675	$224.725	$220.615	-10.0%
	-
Assets Managed by Advisor
Investment Management segment (1)	$97.725	$99.716	$85.357	$78.538	$75.691	-22.5%
DLIA-Corp (2)	66.423	67.324	67.417	67.339	65.997	-0.6%
Lincoln UK	10.536	10.589	10.247	9.445	9.180	-12.9%
Domestic policy loans (excluding Lincoln UK)	2.783	2.786	2.831	2.801	2.799	0.6%
Non-LNC affiliates	67.561	71.013	70.823	66.602	66.948	-0.9%
Total Assets Managed	$245.028	$251.428	$236.675	$224.725	$220.615	-10.0%

(1) See page 25 for additional detail.
(2) Represents assets managed internally. See page 25 for additional detail.

6/30/2008	PAGE 31
Consolidated Investment Data - Other Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change

Net Investment Income
Available-for-sale fixed maturity securities	$845.4	$854.0	$868.0	$858.2	$855.3	1.2%	$1,689.5	$1,713.5	1.4%
Available-for-sale equity securities	11.8	10.4	10.4	9.1	7.8	-33.9%	20.4	16.9	-17.2%
Trading securities	44.4	44.0	42.4	42.5	42.2	-5.0%	89.9	84.7	-5.8%
Mortgage loans on real estate	131.8	123.0	122.0	121.6	128.6	-2.4%	262.4	250.2	-4.6%
Real estate	12.5	15.5	13.3	8.0	6.4	-48.8%	27.7	14.4	-48.0%
Policy loans	44.3	43.0	44.6	44.6	43.2	-2.5%	86.9	87.8	1.0%
Invested cash	16.7	16.2	20.9	18.8	15.3	-8.4%	35.7	34.1	-4.5%
Other investments	72.8	4.3	17.3	(3.0)	9.3	-87.2%	101.7	6.3	-93.8%
Investment income	1,179.7	1,110.4	1,138.9	1,099.8	1,108.1	-6.1%	2,314.2	2,207.9	-4.6%
Investment expense	(46.5)	(48.8)	(45.2)	(34.4)	(31.3)	32.7%	(91.2)	(65.7)	28.0%
Net Investment Income	$1,133.2	$1,061.6	$1,093.7	$1,065.4	$1,076.8	-5.0%	$2,223.0	$2,142.2	-3.6%

Average Invested Assets (Amortized Cost)	$70,273.1	$70,569.0	$70,734.4	$70,941.2	$71,267.4		$70,149.9	$71,104.3

Ratio of Net Investment Income Average Mean Invested Assets	6.45%	6.02%	6.18%	6.01%	6.04%		6.34%	6.03%

	For the Three Months Ended						For the Six Months Ended
	June	Sept.	Dec.	March	June	%	June	June	%
	2007	2007	2007	2008	2008	Change	2007	2008	Change
Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities
Gross gains	$26.5	$26.4	$16.7	$9.1	$21.7	-18.1%	$81.4	$30.8	-62.2%
Gross losses	(46.3)	(44.2)	(87.7)	(100.0)	(137.8)	NM	(53.1)	(237.8)	NM
Equity securities
Gross gains	4.0	1.2	0.3	2.7	0.3	-92.5%	6.2	3.0	-51.6%
Gross losses	(0.4)	-	(110.9)	-	(7.0)	NM	(0.4)	(7.0)	NM
Gain on other investments	5.3	5.9	11.5	25.1	3.1	-41.5%	1.1	28.2	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	(1.7)	(14.3)	65.2	25.1	24.2	NM	(21.6)	49.3	NM
Total realized gain (loss) on investments, excluding trading securities	(12.6)	(25.0)	(104.9)	(38.0)	(95.5)	NM	13.6	(133.5)	NM
Gain (loss) on certain derivative instruments	4.0	(10.9)	(4.1)	(3.1)	(29.1)	NM	4.2	(32.2)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	(0.1)	0.5	0.2	-	-	100.0%	-	-	NM
Total, pre-tax	(8.7)	(35.4)	(108.8)	(41.1)	(124.6)	NM	17.8	(165.7)	NM
Income taxes	(3.8)	(12.2)	(37.4)	(14.0)	(44.0)	NM	5.5	(58.0)	NM
Total, After-Tax	$(4.9)	$(23.2)	$(71.4)	$(27.1)	$(80.6)	NM	$12.3	$(107.7)	NM

		As of June 30, 2008			As of December 31, 2007
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$57,065.9	99.2%		$59,003.8	99.1%
Fixed maturity securities (amortized cost)		58,973.9	99.0%		58,578.9	99.1%

Equity securities (fair value)		466.8	0.8%		520.0	0.9%
Equity securities (amortized cost)		619.0	1.0%		549.9	0.9%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			23.3%			23.1%
AA or better			32.2%			32.9%
BB or less			5.2%			5.1%

General Account Investments		As of June 30, 2008			As of December 31, 2007
		Amount	% of Total		Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds		$42,618.0	78.1%		$44,147.9	78.5%
U.S. Government bonds		203.9	0.4%		222.0	0.4%
Foreign government bonds		907.5	1.7%		1,037.5	1.8%
Mortgage-backed securities		10,547.7	19.3%		10,604.6	18.8%
State and municipal bonds		141.7	0.3%		153.1	0.3%
Preferred stocks - redeemable		98.8	0.2%		110.7	0.2%
Total		$54,517.6	100.0%		$56,275.8	100.0%

	As of
	June	Sept.	Dec.	March	June	%
Composition of Investment Portfolio	2007	2007	2007	2008	2008	Change
Available-for-sale securities, at fair value:
Fixed maturity	$55,446.9	$56,086.2	$56,275.8	$55,624.0	$54,517.6	-1.7%
Equity	686.9	670.2	517.9	474.4	464.6	-32.4%
Trading securities	2,818.3	2,716.6	2,730.2	2,713.6	2,550.5	-9.5%
Mortgage loans on real estate and real estate	7,698.4	7,665.7	7,681.0	7,707.2	7,813.6	1.5%
Policy loans	2,787.0	2,790.2	2,834.7	2,804.0	2,801.8	0.5%
Derivative investments	375.9	554.1	807.1	1,091.1	889.9	136.7%
Other investments	1,019.1	1,029.9	1,074.9	1,141.0	1,163.4	14.2%
Total	$70,832.5	$71,512.9	$71,921.6	$71,555.3	$70,201.4	-0.9%